UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PRELIMINARY SCHEDULE 14-C INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-1 THEREUNDER

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FRANCHISE HOLDINGS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

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FRANCHISE HOLDINGS INTERNATIONAL, INC.

 (1895 Clements Road, Pickering Ontario, CANADA M1P 4Y9, (888) 554-8789)

NOTICE OF MAJORITY SHAREHOLDER’S ACTION

April___, 2015

To the Stockholders of Franchise Holdings International, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Franchise Holdings International, Inc., a Nevada corporation (the “Company”), in connection with an increase in the authorized shares of common stock from 20,000,000 to 100,000,000 (the “Increase”). On December 9, 2014, Truxmart Ltd. (“Truxmart,” currently a wholly-owned subsidiary of the Company)--through its President and CEO Mr. Steven Rossi (“Rossi”), which owned 80.96% of the issued and outstanding shares of the Company, voted in favor of the increased number of Company common shares. There has been no reverse stock split, name change or other corporate action. The three member board of directors of the Company unanimously agreed to and approved the sale of the shares constituting the Increase on December 9, 2014.

The associated change of control was the subject of a Schedule 14-F Change of Control Information Statement sent shareholders on November 12, 2014. This Schedule 14-C Information Statement (in lieu of a proxy vote relating to this matter) is required to be filed with the Securities and Exchange Commission and, once finalized, sent to all Company shareholders of record as April 9, 2015.

The Company common shares are voting. There are currently 20,000,000 shares of common stock authorized and 5,892,166 shares of common stock issued and outstanding. These shares are held by Steven Rossi and another 100 shareholders (approximate).

Any actions to be taken following the Increase shall be taken at such future date as determined by the Board of Directors, but in no event earlier than the 10th day after this Information Statement is mailed or furnished to Company shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of the members of the Board of Directors:

Lorenzo Rossi, Chairman

Steven Rossi, Board Member

Steven Raivio, Board Member

Dated: April___, 2015

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INFORMATION STATEMENT

OF

FRANCHISE HOLDINGS INTERNATIONAL, INC.

THIS SCHEDULE 14-C INFORMATION STATEMENT IS BEING PROVIDED

TO YOU BY THE BOARD OF DIRECTORS OF

FRANCHISE HOLDINGS INTERNATIONAL, INC.

YOU ARE REMINDED WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Franchise Holdings International, Inc., a Nevada corporation (the “Company”), in connection with the contemplated increase in authorized Company common stock. Truxmart (who held an aggregate 2,300,000 shares of common stock--or 80.96%--of the outstanding 2,840,864 common shares, as of December 9, 2014), through Rossi, approved the increase to 100,000,000 by written consent on December 9, 2014, following resolutions to that effect adopted by the Board of Directors of the Company on that date. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this contemplated Increase in authorized before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about May 4, 2015 and the Increase in authorized shall become effective at such future date as determined by the new Board of Directors, but in no event earlier than the 10 days after this Information Statement is mailed or furnished to Company shareholders.

[Balance of Page Intentionally Left Blank.]

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ACTION BY BOARD OF DIRECTORS

AND

MAJORITY SHAREHOLDER

By written consent, dated December 9, 2014, the Company’s Board of Directors approved the Increase in authorized from 20,000,000 to 100,000,000 Company common shares effective upon mailing the Schedule 14-C and the passage of 10 days thereafter (the “Effective Date”). Also on December 9, 2014, the majority shareholder approved the Increase by written consent in lieu of a meeting.

Furthermore, by written consent, dated December 9, 2014, the Company’s Board of Directors approved the acquisition by the Company of Truxmart (the “Acquisition”). Also on December 9, 2014, the majority shareholder approved the Acquisition by written consent in lieu of a meeting.

This Information Statement is being provided solely for informational purposes and is NOT being provided in connection with a vote of the Company's stockholders. Under applicable Nevada corporate law, these measures did not require a shareholder vote. Nonetheless, the Increase contemplated will be finalized on or after the Effective Date as outlined above.

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-1 promulgated there-under.

The reasons for, and general effect of, the Increase is described below. The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the common stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about May 4, 2015. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse any brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the common stock. This Information Statement is being furnished by the Company and is available through the “Investor Relations” tab on the Company’s website at: www.truxmartcovers.com.

The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Increase be used as a type of antitakeover device. However, following the Increase, pursuant to a certain three party Definitive Share Exchange Agreement (the “Exchange Agreement”), dated December 16, 2014, Steven Rossi shall be issued an additional 37,700,000 shares of the Company, which shall represent approximately 92% of the outstanding shares of the Company at such time, thereby causing a potential anti-takeover effect. There are no anti-takeover mechanisms present in the Company’s governing documents and there are no plans or proposals to adopt other provisions or enter into other arrangement that may have anti-takeover consequences, other than as pursuant to the Exchange Agreement.

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INFORMATION REGARDING THE COMPANY

Business

The Company was originally incorporated as FSGI Corporation under the laws of the State of Florida in 1997 as a holding company for the purpose of acquiring Financial Standards Group, Inc. (“FSG”). That year FSGI Corporation acquired FSG, a Florida company organized in October 1989, to assist credit unions in performing financial services. FSG offered financial services to credit unions as a wholly-owned subsidiary until its sale in January 2000. On December 21, 1998, FSGI Corporation, at the time a publicly traded company trading on the OTCBB as FSGI, acquired all of the outstanding common stock of The Martial Arts Network On-Line, Inc., a wholly owned subsidiary of The Martial Arts Network, Inc. The Martial Arts Network On-Line, Inc., a company organized under the laws of the State of Florida, was developed in 1996 by its parent company The Martial Arts Network, Inc. as an electronic forum dedicated to promoting education and awareness of martial arts through its web site. Upon issuance of shares, and options to purchase shares of FSGI Corporation's common stock to The Martial Arts Network, Inc., that company became the controlling stockholder of FSGI Corporation. FSGI then changed its name to TMANglobal.com, Inc. ("TMAN") as the result of a merger between FSGI Corporation and The Martial Arts Network On-Line, Inc. on December 21, 1998.

The Company was incorporated in the State of Nevada on April 2, 2003. The Company completed a merger with TMAN Global.com Inc. on April 30, 2003. This merger was in the nature of a change in domicile of the Florida corporation to the State of Nevada, as well as the acquisition of a new business. Since the inception of our current business operations, we have been in the business of acquiring franchise, license and distribution rights in new and emerging growth companies.

On December 16, 2014, the Company entered into the Exchange Agreement As a result of the Exchange Agreement, TruXmart became the wholly-owned subsidiary of the Company. Upon acquisition of Truxmart, the Company ceased any and all previous operations, as described immediately below, and undertook to operate the business of Truxmart, as described in more detail below under “INFORMATION REGARDING TRUXMART.”

Operations

General

The Company was engaged in the business of marketing franchises. The Company formerly possessed rights in a tanning and beauty salon.

Nature of Products and Services

The Company’s previous activities were to acquire franchise, license and distribution rights in new and emerging growth companies.

Markets

The Company previously marketed itself through the internet and using traditional methods such as print and other media.

Raw Materials

The use of raw materials was not a material factor in the Company’s operations.

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Customers and Competition

The franchise business is a highly competitive and fragmented industry, with no one single company or group of companies having a large market share. The Company’s operational activities focused primarily on the franchise sales business, in which there is a great deal of competition. All franchisors in the United States were potential competitors.

Employees

Prior to Truxmart becoming the sole operating entity, the Company employed one full-time person, our President.

Proprietary Information

Prior to the acquisition of Truxmart, the Company owned no proprietary information.

Government Regulation

Prior to the acquisition of Truxmart, governmental regulation was not significant.

Research and Development

Prior to the acquisition of Truxmart, the Company had never spent any amount in research and development activities.

Environmental Compliance

Prior to the acquisition of Truxmart, the Company was not subject to any material costs for compliance with any environmental laws.

PROPERTIES

Prior to the acquisition of Truxmart, the Company occupied office space on a rent-free basis from our President, Mr. A. J. Boisdrenghien at 5910 South University Boulevard, C-18, Unit 165, Littleton, Colorado. The Company had no equipment.

LEGAL PROCEEDINGS

The Company was not a party to any material legal proceedings, nor was its property the subject of any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is quoted on the OTCQB under the symbol “FNHI”.

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The table below sets forth the high and low closing prices of the Company’s Common Stock during the periods indicated. The quotations reflect inter-dealer prices without retail mark-up, markdown or commission and may not reflect actual transactions.

	2015 Price Range		2014 Price Range		2013 Price Range
	High	Low	High	Low	High	Low

First Quarter	1.35	0.45	1.05	0.56	0.65	0.65
Second Quarter	n/a	n/a	1.25	1.05	0.66	0.65
Third Quarter	n/a	n/a	3.00	1.25	0.66	0.66
Fourth Quarter	n/a	n/a	2.50	1.35	0.66	0.56

The closing sales price of the Company’s common stock as reported on March 27, 2014, was $0.60 per share.

Holders

There are currently 20,000,000 shares of common stock authorized and 5,892,166 shares of common stock issued and outstanding. These shares are held by Steven Rossi and another 100 shareholders (approximate).

Dividends

The Company has not previously declared or paid any dividends on our common stock and do not anticipate declaring any dividends in the foreseeable future. The payment of dividends on our common stock is within the discretion of our board of directors.

FINANCIAL STATEMENTS

Please see Schedule A, attached hereto, for the Company’s Financial Statement Schedules.

Selected Financial Data

As a “smaller reporting company,” we are not required to provide this information.

Supplementary Financial Information

Please see Schedule A, attached hereto, for the Company’s supplementary financial information.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis (“MD&A”) should be read in conjunction with the financial statements of the Company for the years ended September 30, 2014 and 2013, and the notes thereto, attached hereto as Schedule A. Additional information relating to the Company is available at www.truxmartcovers.com.

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Safe Harbor for Forward-Looking Statements

Certain statements included in this MD&A constitute forward-looking statements, including those identified by the expressions anticipate, believe, plan, estimate, expect, intend, and similar expressions to the extent they relate to the Company or its management. These forward-looking statements are not facts, promises, or guarantees; rather, they reflect current expectations regarding future results or events. These forward-looking statements are subject to risks and uncertainties that could cause actual results, activities, performance, or events to differ materially from current expectations. These include risks related to revenue growth, operating results, industry, products, and litigation. Readers should not place undue reliance on any such forward-looking statements. the Company disclaims any obligation to publicly update or to revise any such statements to reflect any change in the Company’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes included in this report.

Results of Operations

We had no revenue for the fiscal years ended September 30, 2014 or 2013.

Operating expenses during the year ended September 30, 2014 totaled $17,449, consisting of professional fees and other miscellaneous costs. Operating expenses during the year ended September 30, 2013 totaled $19,098, consisting of professional fees and other miscellaneous costs.

We had a net loss of $17,449 for the fiscal year ended September 30, 2014, compared to a net loss of $19,098 for the fiscal year ended September 30, 2013.

Liquidity and Capital Resources

At September 30, 2014, we had $309 of cash in the bank.

Net cash used in operating activities was $(15,986) for the fiscal year ended September 30, 2014, compared to cash used by operating activities of $(19,656) for the fiscal year ended September 30, 2013.

Cash flows used or provided by investing activities was $-0- for the fiscal year ended September 30, 2014, compared to $-0- for the fiscal year ended September 30, 2013.

Cash flows provided by financing activities was $15,313 for the fiscal year ended September 30, 2014, compared to $20,320 for the fiscal year ended September 30, 2013. The amounts for each year represented contributions from our President and two shareholders.

Due to the uncertainty of our ability to meet our operational expenses, in their report on our audited financial statements as of and for the years ended September 30, 2014 and 2013, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that led to this disclosure by our independent auditors. There is substantial doubt about our ability to continue as a going concern as we have losses for the years ended September 30, 2014 and 2013 totaling ($17,449) and ($19,098) respectively, as well as an accumulated deficit since inception amounting to ($25,353).

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements with any party.

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Critical Accounting Policies

Our discussion and analysis of results of operations and financial condition are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We evaluate our estimates on an ongoing basis, including those related to provisions for uncollectible accounts receivable, inventories, valuation of intangible assets and contingencies and litigation. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

The accounting policies that we follow are set forth in Note 2 to our financial statements as included in this Information Statement. These accounting policies conform to accounting principles generally accepted in the United States, and have been consistently applied in the preparation of the financial statements.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Current and Prior Auditor:

On December 9, 2014, as a result of the acquisition of the Company by Steven Rossi, through TruXmart, the Company dismissed B.F. Borgers, CPA, PC, as the independent auditor of the Company effective immediately after the filing of the September 30, 2014 final stand-alone Form 10-K which was filed on December 19, 2014.

Newly Appointed Auditor:

On December 9, 2014, the Company's board of directors approved the engagement of the firm of HJ & Associates, L.L.C. as the Company's independent auditors effective on December 16, 2014. Such appointment was accepted by such firm.

(See Form 8-K filed on December 17, 2014.)

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

A smaller reporting company is not required to provide this information.

INFORMATION REGARDING TRUXMART

BUSINESS

History

TruXmart was incorporated as an Ontario (Canada) corporation on December 13, 2011. On December 13, 2011, the Company issued 100 shares of common stock in exchange for CAD$100 in cash. On September 16, 2014 the Company issued 4,691 shares of Class A common stock in exchange for CAD$4,691, which was satisfied by set-off against shareholder loans previously made to the Company.

TruXmart was founded in 2011 to take advantage of the limited innovation provided by existing tonneau cover manufacturers. Tonneau covers have remained much the same in price and design since 2005 with one main company controlling a majority of the tonneau cover market. This dynamic market segment is in need of a new innovative manufacturer of high quality, functional, and aggressively priced tonneau covers. TruXmart has developed multiple products for all of the most prominent pick up trucks available in North America. Details of each product can be found at www.truxmartcovers.com. TruXmart sells its products through wholesalers in Canada and the U.S. and through third-party online retailers.

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We have undertaken a private placement, pursuant to Rule 506(b) of Regulation D, and have raised $662,800, as of April 9, 2015 and hope to raise up to an additional $337,200 over the next nine months. Also, working capital will be generated from internal operations. We also reserve the right to examine possible additional sources of funds, including, but not limited to, equity or debt offerings, borrowings, or joint ventures. Limited market surveys have never been conducted to determine demand for our now former products and services. Therefore, there can be no assurance that any of its objectives will be achieved.

Nature of Products and Services

In 2013 sales of new pick up trucks were over 1,800,000 in the U.S. and over 350,000 in Canada. Throughout their useful lives, it is estimated that only 18% of truck owners have a tonneau cover installed on their truck. The tonneau cover segment of the automotive aftermarket generated revenues of $255 million in 2005. It is estimated the tonneau cover segment to be closer to $500 million in 2014. In 2014 / 2015, truck sales have been outpacing car sales and account for 56% of vehicle sales in North America. New pickup truck sales (our principal market) are estimated to be 2,270,000 units for the year 2014/15, based on sales through November 30, 2014, (source: Wall Street Journal online).

Background

For many years, consumers have had very limited options available to them from tonneau cover manufacturers. The leading manufacturers in the North American market have had very few new model developments. The tonneau cover market can be divided into four main styles of covers:

1.	Soft Folding & Roll-up covers (Vinyl covers)
2.	Hard Folding & Standing Covers (Aluminum and FRP)
3.	Solid one piece caps and lids (Plastic & Fiberglass)
4.	Retractable Covers (Plastic & Aluminum)

We believe the consumer favors models that are the least cumbersome, most functional, and lowest initial cost. Solid one piece covers and retractable covers are the least desirable because of their limited functionality and overall cost. Therefore, the most popular covers in today’s market are soft and hard folding/rolling tonneau covers.

Market Analysis and Distribution

Our market consists of three major types of customers which include; master warehouse distributor, dealer- wholesaler, and end retail consumer. Master warehouse distributors will stock and distribute product to their customers, which are usually local dealers and wholesalers. Dealers and wholesalers are local stores which sell product to some businesses and retail consumers in their area and online retailers. Dealers will purchase most of their product from their local distributor who will deliver to them regularly. Retail end consumers are simply the end user of your product. TruXmart currently sells its product line through distributors and dealer networks.

TruXmart’s target market includes master warehouse distributors and dealers.

In the Canadian market, TruXmart does the majority of its business with warehouse distributors, and select dealer customers. In the US market, TruXmart’s customer base is mostly dealers and wholesalers. TruXmart’s Canadian operation sells to only select dealers in Ontario as well as the largest warehouse distributor in eastern Canada. Enterprise Robert Thibert in Châteauguay, Quebec Canada has over 600,000 square feet of warehouse space in three provinces in Canada. Robert Thibert is responsible for stocking and selling our product to their customer base in Canada. TruXmart dealer sales in Ontario are to only select dealers who assist with product feedback.

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TruXmart is a supplying member of one of the largest aftermarket buying groups in the U.S. American Aftermarket Group (AAG), owned by Line-X coatings, consists of over 700 car and truck accessory stores. Being a supplying member of AAG gives TruXmart access to most of the large truck accessory dealers, wholesalers, and online stores in the USA. Our products are sold to AAG members by the sales staff at AAG and all customer service and maintenance is done through phone calls, emails, and infrequent visits.

Competition

Companies that compete in this market are THI Group, Tonno Pro and Rugged Liner however not all companies charge competitive prices:

The Extang (THI) Trifecta retails in the USA for $425. The Tonno Pro Tri Fold retails for $269. The Rugged Liner Tri Fold retails for $329. Whereas the TruXmart Tri Fold retails for CAD$259; US$239.

The Extang Solid Fold retails in the USA for $799. The Rugged Liner Hard Fold retails for $689. The TruXmart Forte retails at CAD$699; US$689.

Low profile Roll-Up covers are manufactured by many different companies. The two most popular Roll-Up covers are the Truxedo (THI) Low-ProQT, which retails for $499 and the Tonno Pro Low-Roll which retails for $269. The TruXmart Roll-Up retails for $CAD299; US$269.

THI Group is the holding company for Extang Corporation, TruXedo, Inc., BedRug, Inc, UnderCover Inc., Advantage Truck Accessories Inc, Retrax Inc, and BAK Industries. They account for the majority of the competing brands in North America.

The area of biggest growth in the tonneau cover market is in the area of aggressively priced hard folding tonneau covers. Currently, the market distribution is shared by three primary participants, with LKQ/Keystone considered the market leader.

Sales, Marketing and Distribution Strategy

TruXmart’s sales strategy is constantly changing and dynamic. Sales are made through warehouse distributors, as they typically handle product sales and promotion through their in-house sales department. To fully saturate the market a business must entice the retail consumer to purchase its product by way of a strong internet presence which will consist of YouTube videos and commercials, an interactive website, search engine optimization, social media, etc. The next step is to have strong working relationships and reputations among dealers and wholesalers who purchase TruXmart’s product, either directly or through distributors.

The Company’s current product lines are as follows:

1. TruXmart Tri Fold (introduced in 2011)

The TruXmart Tri Fold is our staple soft folding tonneau cover. The Tri Fold is made with features such as stainless steel hardware, double coated vinyl tarp, and all aluminum and plastic coated front clamps. The Tri Fold is made available to our customer base at an average cost savings of 5% over competing products.

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2. TruXmart Smart Fold (introduced in 2012)

The TruXmart Smart Fold is our second product to market and offers our patented rear Smart Latch system. The Smart Fold is the first innovation in the rear latching system offered on soft folding tonneau covers. The Smart Fold cover comes with all of the same features as the Tri Fold but with a new rear latch system that allows the cover to be opened by simply pulling a release cable which is a new innovation in the soft tri fold segment of our market.

The Company introduced three new products at the Specialty Equipment Manufacturers Association (SEMA) show in Las Vegas in November 2014. These products were the following:

3. TruXmart Forte

The TruXmart Forte is the world’s first completely solid folding tonneau cover to be constructed using powder coated galvanized steel. The TruXmart Forte is also the first tonneau cover to come with a removable tool bag that acts as a cargo divider when installed. This tool bag can be removed from the tonneau cover, zippered together, and carried using a shoulder or hand strap.

4. TruXmart Quad-Fold

The TruXmart Quad-Fold will be the first vinyl wrapped tonneau cover to fold in four sections. This cover will also allow its users full bed access by being foldable upwards towards the rear window of the truck. We chose to make the world’s first quad folding cover so this cover is more compact when standing parallel to the back window of a truck, thus eliminating wind resistance and rear window obstruction.

5. TruXmart Roll-Up

The TruXmart Roll-Up cover takes from a long history of roll up covers in our market place. Although roll-up style covers have been in the market since the early 90’s, the TruXmart Roll-Up will offer a sleek, low-profile design, superior side seals, and rear smart latches that will allow its user to open this cover by simply pulling on the rear release loop.

In addition, we are currently re-engineering the TruXmart Smart Fold latch system based on consumer feedback. As a consequence, the next generation Smart Fold covers will be far easier to install and will be available for both domestic and imported light trucks.

Production and Delivery

TruXmart products are manufactured to our specifications and design in China. All of our soft (vinyl) covers are made in a factory in Ningbo, China. All future TruXmart hard products are expected to be manufactured in Jiangsu, China. Our soft cover factory is capable of producing 3,000 pieces per month and our hard cover factory is capable of producing 1,500 pieces per month. Production at both factories can be increased within thirty days to facilitate volumes up to ten times the Chinese contract manufacturers’ current output without any stress on their capacity.

Employees

Currently, we employ 2 full-time persons. We may hire additional employees in the future to facilitate anticipated growth projections. We reimburse our employee for all necessary and customary business related expenses.

We have no plans or agreements which provide health care, insurance or compensation on the event of termination of employment or change in our control.

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Proprietary Information

Patent

As of this date, the Company through Mr. Rossi has obtained one U.S. Patent. In addition, the Company retained patent counsel in October 2014 to file two provisional U.S. patent applications, also in this arena. TruXmart has paid $7,718 since approximately October 26, 2012, toward the costs of obtaining US Patent 8,814,249 - System for securing a truck bed cover, (filed October 26, 2012, granted May 1, 2014). This patent is owned by Steven Rossi, previously the sole stockholder of TruXmart. Under an exclusive license agreement between the Company and Mr. Rossi, dated November 26, 2014, TruXmart has the right to commercialize this patent. Under this agreement, TruXmart is not obligated to pay any royalties to Mr. Rossi. It is, however, obligated to pay any expenses incurred to keep the patent in full force and effect.

Government Regulation

We believe that governmental regulation will not be significant to us now or in the future.

Research and Development

We will spend for research and development activities on an ongoing basis.

Environmental Compliance

We believe that we are not subject to any material costs for compliance with any environmental laws.

PROPERTIES

We currently occupy office space at 8820 Jane St., Vaughan, Ontario., L4K 2M9 CANADA at an annual rent of approximately $36,000. We have virtually no equipment.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings, nor is our property the subject of any material legal proceeding.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

There is no public market for the shares of common stock of Truxmart.

Holders

There is one holder of the 4,791 Class A common shares of Truxmart. The holder is the Company.

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Dividends

Truxmart has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

Selected Financial Data

As stated above, we are not required to provide this information.

Supplementary Financial Information

Please see Schedule B, attached hereto, for Truxmart’s supplementary financial information.

Management’s Discussion and Analysis and Results of Operations

The following management’s discussion and analysis (“MD&A”) should be read in conjunction with TruXmart’s financial statements for the years ended December 31, 2014 and December 31, 2013 and the Nine Months ended September 30, 2014 and September 30, 2013, and the notes thereto. Additional information relating to TruXmart is available at www.truxmartcovers.com.

Safe Harbor for Forward-Looking Statements

Certain statements included in this MD&A constitute forward-looking statements, including those identified by the expressions anticipate, believe, plan, estimate, expect, intend, and similar expressions to the extent they relate to the Company, TruXmart or its management. These forward-looking statements are not facts, promises, or guarantees; rather, they reflect current expectations regarding future results or events. These forward-looking statements are subject to risks and uncertainties that could cause actual results, activities, performance, or events to differ materially from current expectations. These include risks related to revenue growth, operating results, industry, products, and litigation. Readers should not place undue reliance on any such forward-looking statements. The Company and TruXmart disclaims any obligation to publicly update or to revise any such statements to reflect any change in the Company’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes included herein.

Results of Operations

Revenue

For the year ended December 31, 2014, revenue generated from the entire line of TruXmart products was $593,000, as compared to $465,800 for the year ended, December 31, 2013. The year over year increase of approximately 27% was mainly attributable to the addition of new online retailers.

For the year ended December 31, 2014 revenue generated in Canada was $220,800 compared to $209,300 for the same period in 2013, an increase of 5%. The relative weakening of the Canadian Dollar compared to the United States Dollar during 2014 had a negative effect on reported revenues as a result of translating the sales denominated in Canadian Dollars to United States Dollars for financial statement reporting purposes. Canadian Dollar Sales increased to CDN$243,900 from CDN$215,500, an increase of 13% during the year ended December 31, 2014. For the year ended December 31, 2014 revenue generated in the United States was $372,200 compared to $256,500 for the same period in 2013. This represents an increase in US- source revenue of approximately 45% year over year. This large increase in the US is primarily attributable to the addition of online retailers.

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Sales from online retailers of the TruXmart products increased from $231,097 in 2013 to $333,095 in 2014, an increase of 44%. The online retailers accounted for over 57% of total revenue for the year ended December 31, 2014 compared to 50% for the year ended December 31, 2013. Distributor sales increased from $158,372 in 2013, to $175,356 in 2014.

Currently, TruXmart has two major distributors in Canada, one in the United States, along with its own contracted distribution and inventory facility in Depew, NY. This does not include multiple independent online retailers.

Although TruXmart currently supports a total of 13 dealers and distributors, TruXmart believes the trend of increasing sales through online retailers will continue to outpace the traditional distribution business model. Moreover, reputable online retailer’s customers tend to provide larger sales volumes, greater margin of profit as well as greater protection against price erosion.

Cost of Sales

Cost of sales increased by 25% from $347,700 to $435,400, representing 74% of revenue. This increase was primarily due to a corresponding increase in sales for the year. Our cost of sales, as a percentage of sales, was approximately 75% and 74% for the years ended December 31, 2013 and 2014, respectively.

Our cost of sales, as a percentage of gross sales was static from 2013 to 2014 and we expect to maintain the same going forward. Increased sales requiring individual shipping in the U.S. market resulted in our freight costs having increased by $31,200. Freight costs are 22% of our costs of goods sold whereas in 2013 it accounted for 18%, however commissions paid have declined by $6,500 or 1% of our total cost of goods sold as American Aftermarket Group no longer requires a commission paid to them on sales to its members.

TruXmart provides its distributors and online retailers an “all-in” wholesale price. This includes any import duty charges, taxes and shipping charges. Discounts are applied if the distributor or retailer chooses to use their own shipping process. Certain exceptions apply on rare occasions where product is shipped outside the contiguous United Sates or from the United States to Canada. Volume discounts are also offered to certain higher volume customers.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2014 were $636,900 compared to $153,100 for the year ended December 31, 2013. The increase was the result of increased professional fees and transaction costs related to the process of completing the Definitive Share Exchange Agreement discussed previously. Our gain on foreign currency transactions increased by $32,075 during 2014 from a loss of $804 to a gain of $31,271. Foreign currency losses were caused by the weakening of the Canadian Dollar compared to the United States Dollar, as a significant portion of revenues and asset balances are denominated in Canadian Dollars. TruXmart’s inventory is purchased in United States Dollars and therefore, there are no foreign exchange fluctuations arising from US-source revenues. However, it is advantageous to TruXmart when the Canadian Dollar is “at par” or stronger than the United States Dollar, which it was for parts of 2013, as the Canadian funds collected from Canadian-source sales have better purchasing ability when converted to US Dollars. Our office and general expense decreased by $4,700, from $52,400 to $47,700. The decrease is a result of reduced expenses with respect to computer and insurance expenses and the fact that, as the majority of TruXmart’s office and general expenses are dominated in Canadian Dollars, fluctuations in the foreign exchange rate between the Canadian and United States Dollars had an advantageous result when translating these amounts into United States Dollars for financial reporting purposes. Shipping and freight increased $24,300 from $51,200 to $75,500. Freight increased because we had an increase of sales from our online retailers who request us to pay to ship, via ground courier, from our warehouse, direct to their customers home or business. Their “cost” of our product includes this shipping charge, which we then later have to pay. Sales and marketing increased $54,500 from $34,000 to $88,500. This increase is almost due exclusively to Truxmart’s participation at SEMA, the largest automotive aftermarket trade show in North America during November 2014. Expenses related directly to the completion of the Definitive Share Exchange Agreement totaled $299,839 while professional fees which include accounting, legal and consulting fees increased from $1,398 for the year ended December 31, 2013 to $93,284 for the year ended December 31, 2014, most of which were incidental to the Definitive Share Exchange Agreement.

15

Net Loss

Net loss for the year ended December 31, 2014 was $479,300 compared to a net loss of $36,900 for the year ended December 31, 2013 despite an increase in gross profit from $118,600 in fiscal 2013 to $157,600 in fiscal 2014. The increase in the net loss was due to increased General and Administrative Expenses as discussed above.

Liquidity and Capital Resources

Cash Flow Activities

Cash increased from $17,500 at December 31, 2013 to $155,735 at December 31, 2014. This increase was primarily the result of proceeds from share subscriptions received during the month of December 2014 of $383,000. Accounts receivable decreased by $3,800 from $30,200 at December 31, 2013 to $26,400 at December 31, 2014. Inventory decreased by $66,200 from $155,000 at December 31, 2013 to $88,800 at December 31, 2014 largely as a result of the timing of inventory purchases in transit at December 31, 2013. Accounts payable increased by $126,500 from $160,000 at December 31, 2013 to $286,500 at December 31, 2014. The increase in payables is related to unpaid costs of the Definitive Share Exchange Agreement, which was executed on December 16, 2014.

Financing Activities

During 2013 and most of 2014 TruXmart funded working capital requirements principally through cash flows from operations and stockholder loans when required. Upon completion of the Definitive Share Exchange Agreement, the Company was able to raise capital through private placements of shares of the Company’s common stock. During December 2014, the Company received subscriptions for 2,775,360 shares of its common stock for proceeds of $383,000. In addition, subsequent to the year ended December 31, 2014, the Company has received further subscriptions for 2,027,535 shares of its common stock for proceeds of $279,800.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements with any party.

Critical Accounting Policies

Our discussion and analysis of results of operations and financial condition are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We evaluate our estimates on an ongoing basis, including those related to provisions for uncollectible accounts receivable, inventories, valuation of intangible assets and contingencies and litigation. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

The accounting policies that we follow are set forth in Note 3 to our financial statements as included in this annual report. These accounting policies conform to accounting principles generally accepted in the United States, and have been consistently applied in the preparation of the financial statements.

16

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Current and Prior Auditor:

On December 9, 2014, as a result of the acquisition of the Company by Steven Rossi, through TruXmart, the Company dismissed B.F. Borgers, CPA, PC, as the independent auditor of the Company effective immediately after the filing of the September 30, 2014 final stand-alone Form 10-K, which was filed on December 19, 2014.

Newly Appointed Auditor:

On December 9, 2014, the Company's board of directors approved the engagement of the firm of HJ & Associates, L.L.C. as the Company's independent Auditors.

(See Form 8-K filed on December 17, 2014.)

FINANCIAL STATEMENTS

Please see Schedule B, attached hereto, for Truxmart’s Financial Statement Schedules.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

A smaller reporting company is not required to provide this information.

ADDITIONAL INFORMATION

Voting Securities; Beneficial Ownership of the Company's Common Stock

The Company's common stock is the only class of voting equity securities that is currently outstanding and entitled to vote at a meeting of the Company's stockholders. Each share of common stock entitles the holder thereof to one (1) vote on those matters requiring a vote of shareholders.

The Increase is related to the Acquisition. On December 16, 2014, the Company, Truxmart and Steven Rossi, the sole shareholder of Truxmart, entered into the Agreement, whereby the Company acquired all issued and outstanding shares of TruXmart. In accordance with the Agreement, Mr. Rossi is to be issued 37,700,000 shares. Therefore, the Increase is required in order to complete such acquisition. Prior to the Agreement, Mr. Rossi held all outstanding shares of Truxmart, consisting of 4,791 Class A common shares and TruXmart owned 2,300,000 common shares of the Company, which represented an 80.961285% ownership stake in the Company. Pursuant to the Agreement, Steven Rossi acquired from Truxmart, the 2,300,000 shares of common stock of the Company that Truxmart acquired by the cash purchase, on November 7, 2014, from certain former shareholders of the Company. We are also providing this Information Statement to the stockholders of the Company to inform them of the approval of the Acquisition by the Company’s Board of Directors and majority shareholder on December 9, 2014. The Acquisition requires that an additional 37,700,000 shares of common stock of the Company be issued to Steven Rossi. Such shares of common stock are of the same class and have the same rights as those held by the Company’s shareholders prior to the date of the Agreement. While dilutive to existing shareholders, such additional shares of common stock to be issued to Steven Rossi do not have preemptive rights. The consideration received by the Company in the Acquisition and for the Issuance is Truxmart, an operating company, which, as a wholly-owned subsidiary of the Company, has allowed the Company to no longer be a shell company, as defined in Rule 144(i) of the Securities Act of 1933, as amended. No further authorization for the issuance of shares of common stock will be required or solicited for the Acquisition. No further federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Acquisition.

17

There are no additional present plans or intentions to enter into another merger, consolidation, acquisition or similar business transaction.

As of April 9, 2015, the Company had 5,892,166 shares of common stock outstanding. Immediately after the Effective Date and until the appropriate filing occurs in Nevada, the number of issued and outstanding shares will be unchanged, namely 5,892,166 and 20,000,000 shares respectively. There are no preferred or convertible shares outstanding. Similarly, no Company options or warrants have been issued. However, common shares (aggregating 2,413,043) were issued to certain accredited investors who prospectively and financially supported the acquisition of the Company as the vehicle for carrying on the Truxmart business operations as a publicly traded company (through the Company) by entering into Share Issuance Agreements to purchase shares of common stock of the Company pursuant to Rule 506(b) of Regulation D.

The following table sets forth information at February 23, 2015, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer and (iv) all existing executive officer and directors of the Company as a group.

Director/Shareholder	Common Stock Beneficially Owned (2)	Percent of Class

Steven Rossi (1)	2,300,000(3)	80.96%
Lorenzo Rossi (1)	0	0
Steven Raivio (1)	0	0

Directors and Officers
as a group (3 persons)	2,300,000*	80.96%

5% or greater shareholders
Steven Rossi (2)	2,300,000(3)	80.96%

______________

(1)	The address of each of these individuals is 1895 Clements Road, Pickering Ontario, CANADA M1P 4Y9.

(2)

A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised.

(3)	To be increased to 40,000,000 when there are a sufficient number of shares authorized.

18

MANAGEMENT

Steven Rossi became the President/Chief Executive Officer, Secretary and sole director of the Company on November 24, 2014. Prior to the acquisition of TruXmart’s control block of shares on November 7, 2014, Mr. Rossi had no relationship with the Company. He is also President/CEO and sole director of TruXmart.

Steven Raivio and Lorenzo Rossi were elected as additional directors at the Company’s Board of Directors meeting held December 9, 2014. Mr. Raivio was also appointed as Chief Operating Officer and Secretary at such meeting.

Name	Age	Position

Steven Rossi	29	President/CEO and Director
Steven Raivio	45	Vice President, Secretary and Director
Lorenzo Rossi	61	Treasurer and Chairman of the Board

The following is a brief summary of the background of the Company’s officers and directors, including their respective principal occupation during the five preceding years. None of these persons is a financial expert as that term is defined by the Securities and Exchange Commission. The Directors will serve as director until his successor is elected and qualified or until he is removed.

Steven Rossi, age 29, born 1985, is the Chairman, President and, and prior to gaining control of the Company was sole shareholder of Truxmart. He became the President/Chief Executive Officer, Secretary and sole director of the Company on November 24, 2014. Prior to the acquisition of TruXmart’s control block of shares on November 7, 2014, Mr. Rossi had no relationship with the Company.

Mr. Rossi founded Truxmart to build on his history developing companies in the automotive business over the past 10 years. Since Truxmart’s inception, Mr. Rossi has developed and engineered multiple types of truck bed covers and systems encompassing the Truxmart product line. Mr. Rossi and Truxmart also hold one granted patent and two provisional patents on the products that have been developed.

Prior to founding Truxmart in 2011, Mr. Rossi studied at the University of Toronto, majoring in Life Sciences from 2004 to 2006 (degree incomplete). While studying at the University of Toronto, he founded an auto and parts recycling business (opened in March 2005). During the successful growth, management and operation of his auto parts and recycling business, Mr. Rossi acquired valuable hands-on skills and knowledge pertaining to the automotive industry and underlying automotive aftermarket. Since becoming an entrepreneur at the age of 18, he has accumulated more than eleven years of business experience, ranging from accounting, human resources, marketing, product patenting, advertising, budget-ing, as well as customer service and new product design, engineering and development.

Prior to founding Truxmart in 2011, Mr. Rossi founded an auto and parts recycling business. Currently, he is an absentee owner of his auto parts and recycling business, devoting all of his focus and attention towards the full development and growth of TruXmart, utilizing all of his experiences as an entrepreneur and inventor.

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Steven Raivio

Mr. Raivio attended Mount Royal College from 1988 to 1989 and Southern Alberta Institute of Technology from 1990 to 1992. He was a General Manager at Video Kingdom from 1990 to 1995 and was involved in the Company’s growth from two to 27 stores. He was a manager at Mission Plastics from 1995 to 1997. He began his experience in the motor vehicle market in 1997 as a general manager for Focus Auto Design until 2002 He worked on the development of systems and procedures leading to such company receiving ISO 9001 registration. Then Mr. Raivio served as a business development manager for Willpak Industries from 2002 to 2003 where he exhibited at SEMA and developed Kia Canada and an OEM customer. He also served as a general manager at TGF Bumper & Fender from 2004 through 2010 where he developed the setup and logistics for that company’s product importation from Taiwan.

Lorenzo Hermès Rossi

Lorenzo Rossi received his Master of Education in 1995 from the University of Toronto and a Bachelor of Arts degree from Laurentian University in 1977. Since 1980, Mr. Rossi has served as an Executive Director with Neotel, a biometric company traded on the TSX and he was the developer of the Biometric Kinesiography introduced to several high security companies. Mr. Rossi is also a former School Trustee and served as the Chairman of the Finance Committee for the York Catholic District School Board overseeing a budget of 300 million dollars. He has over 20 years’ management experience in HR with the Toronto Catholic District School Board. Mr. Rossi has over 25 years’ management experience in tech-nology, including programming, networking and computer hardware. He was also the founder of the very first E-learning Academy licensed provincially by the Ontario Ministry of Education. Mr. Rossi is fluent in both official languages. He is a Con. Ed. High School Principal and Computer Science Dept. head. Lorenzo Rossi is the father of Steven Rossi.

Audit, Nominating and Compensation Committees of the Board of Directors

Our Board of Directors, currently comprised of only three directors, and does not have standing audit, nominating or compensation committees, committees performing similar functions, or charters for such committees. Instead, the functions that might be delegated to such committees are carried out by our Board of Directors, to the extent required. Our Board of Directors believes that the cost associated with such committees has not been justified under our current circumstances.

Our Board believes that its current members have sufficient knowledge and experience to fulfill the duties and obligations of an audit committee. The Board has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication.

Our Board of Directors does not currently have a policy for the qualification, identification, evaluation or consideration of board candidates and does not think that such a policy is necessary at this time, because it believes that, given the small size of our Company, a specific nominating policy would be premature and of little assistance until our operations are at a more advanced level. Currently the entire Board decides on nominees.

Code of Ethics

The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions. It intends to do so during the current fiscal year.

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Communication to the Board of Directors

Holders of our common stock may send written communications to our entire board of directors, or to one or more board members, by addressing the communication to “the Board of Directors” or to one or more directors, specifying the director or directors by name, and sending the communication to our offices in Pickering, Ontario. Communications addressed to the Board of Directors as a whole will be delivered to each board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

Security holder communications not sent to the Board of Directors as a whole or to specified board members will be relayed to all then existing board members.

Meetings of the Board of Directors and Stockholders

Prior to the change of control in November 2014, the Company’s Board of Directors held no formal meetings during the years ended December 31, 2013 and 2012. The Company has not adopted any policy with regard to Board members’ attendance at annual meetings of security holders. No annual meeting of stockholders was held in 2013 or 2012, as the Company previously had elected not to conduct the same in order to conserve operating capital.

Directors’ Compensation and Consulting Agreements

The Directors of the Company are not currently compensated for their services as such. They will be reimbursed for their out of pocket disbursements and, in due course, any director not an employee of the Company will be paid directors’ fees in amount(s) to be determined for attendance and/or participation in Board Meetings. For information with respect to compensation paid by the Company and its subsidiaries, see the “Summary-- Executive Compensation Table” below.

Principal Effects of the Transaction

On or after the Effective Date of the Increase, the Company will file in Nevada the necessary documents to increase the number of shares authorized from 20,000,000 to 100,000,000 shares of common stock. Prior to the change of control, Truxmart was a private operating company in the market for tonneau—i.e., bed--covers for pick-ups and other light trucks. As of December 16, 2014, Truxmart became of a wholly-owned subsidiary of the Company.

Accounting Matters: The Increase will not affect the par value of the Company’s common stock.

Material U.S. Federal Income Tax Consequences of the Reverse Split: None

Vote Required: None

Dissenters’ Rights of Appraisal: The Company is a Nevada corporation and governed by the Nevada Corporations, Partnerships and Associations Law Annotated (the “Nevada Code”). Holders of the Company’s common stock do not have appraisal or dissenter’s rights under the Nevada Code in connection with the Increase.

21

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The summary compensation table below shows certain compensation information paid for services rendered in all capacities to the Company by our principal executive officer and by each other executive officer. While the SEC requires such disclosures of total annual salary and bonus exceeding $100,000 during the years ending December 31, 2014 and 2013, in fact no such compensation was paid in such years per the table below. No executive officer’s (or director’s) total annual compensation exceeded $100,000 during our last fiscal period.

Name/Principal Position	Year	Salary	All Other Compensation	Total
Arnold Boisdrenghien (former principal)	2013	$0	N/A	$0
Arnold Boisdrenghien (former principal)	2014	$0	N/A	$0
Steven Rossi (since becoming principal) (1)	2014	$0	N/A	$0
Steven Raivio (once became officer) (1)	2014	$0	N/A	$0
Lorenzo Rossi (since became Chairman) (2)	2014	$0	N/A	$0

________________

(1)

Messrs. Steven Rossi and Steven Raivio are not paid separately for such services because each individual is a Truxmart employee. Directors' out-of-pocket expenses will be reimbursed upon presentation of appropriate documentation. Steven Rossi was appointed on November 7, 2014 and Mr. Raivio was appointed on December 9, 2014.

(2)

Mr. Lorenzo Rossi, the Company’s Chairman and not an employee, is expected to be paid for such services but no compensation has yet been determined. In addition, he will (as will all Company directors) be reimbursed for any out-of-pocket expenses upon presentation of appropriate documentation. Mr. L. Rossi was appointed on December 9, 2014.

The Company does not have employment agreements with our officers. We do not have any type of equity incentive plans, retirement plans or similar plans or arrangements for our current officers. The Company has not entered into any contracts or arrangements with its officers or directors that would provide them with forms of compensation from the Company resulting from their resignation, retirement or any other termination of their employment or from a change-in-control or a change of their responsibilities following a change-in-control.

None of our directors received any compensation for service as a director during the Company’s fiscal year ended December 31, 2014.

The Company’s Board of Directors does not have a “leadership structure” since each board member is free to introduce any resolution at any meeting of its directors and is entitled to one vote at any meeting.

The amount of compensation to be paid to our President and new CEO has not yet been determined.

22

Certain Relationships and Related Transactions As Well As Director Independence

Transactions with Officers and Directors

Since change of control on November 7, 2014, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years; and

•

in which any director, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Conflicts of Interest

Steven Rossi (President/CEO and a director of the Company) and Lorenzo Rossi (Chairman of the Board) are son and father, respectively. The Company has not adopted any policies or procedures for the review, approval or ratification of any transaction between our Company and any executive officer, director, nominee to become a director, 10% stockholder or family member of such persons, required to be reported under paragraph (a) of Item 404 of Regulation S-K promulgated by the SEC.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Company directors and executive officers and persons who own more than 10% of a registered class of the Company’s outstanding equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% members are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, namely Forms 3, 4 and/or 5. Based upon a review of the copies of such filings filed and furnished, the Company believes that all required filings have been made.

LEGAL PROCEEDINGS

We are not aware of any legal proceeding in which any director or officer or any of their affiliates is a party adverse to our Company or has a material interest adverse to us.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document the Company files at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E.--Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of any Company filings with the SEC are also available to the public from the SEC’s website at www.sec.gov on its EDGAR filing system. Upon written request to 1895 Clements Road, Pickering Ontario, CANADA M1P 4Y9 or by calling the Company at (888) 554-8789, shareholders of the Company may request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference, including information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

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Financial Statements and Exhibits

A. Financial Statements of the Registrant

Our financial statements have been examined to the extent indicated in their report by B.F. Borgers, CPA, P.C. for the years ended September 30, 2014 and 2013, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-K as promulgated by the Securities and Exchange Commission and are included herein, on Page F-1 hereof.

B. Financial Statements of Business Acquired

TruXmart’s Financial Statements for the years ended December 30, 2013 and 2012, and the nine months ended September 30, 2014 and 2013, with independent auditors report from HJ & Associates, LLC have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-K as promulgated by the Securities and Exchange Commission and are included herein, on Page G-1 hereof.

C. Pro Forma Financial Information

Unaudited Pro Forma Condensed Financial Statements of FNHI (consolidated) and TruXmart, (including Balance Sheet), Statement of Operations and Notes to Pro Forma Financial Statements) as of and for the year ended September 30, 2014 and December 31, 2013, respectively; Unaudited Pro Forma Condensed Statement of Operations and Notes to Pro Form Financial Statements for the nine months ended June 30, 2014 and September 30, 2014, are included herein on Page H-1.

D. Consolidated Financial Statements

The Company’s consolidated Financial Statements for the years ended December 30, 2014 and 2013, with independent auditors report from HJ & Associates, LLC have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-K as promulgated by the Securities and Exchange Commission and are included herein, on Page I-1 hereof.

E. Exhibits

Exhibit No.	Description

10.1

Definitive Share Exchange Agreement, dated as of December 16, 2014, by and among the Company and TruXmart, Ltd. (filed as Exhibit 10.1 to Form 8-K, filed on December 17, 2014, and incorporated herein by reference.)

16.1

B.F. Borgers, CPA. PC letter regarding change of independent auditors effective upon filing of Company’s Form 10-K for period ended September 30, 2014 (filed as Exhibit 16.1 to Form 8-K, filed on December 17, 2014, and incorporated herein by reference.)

24

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Schedule 14-C Information Statement to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE HOLDINGS INTERNATIONAL, INC.

Dated: April___, 2015	By:	/s/ Steven Rossi
Steven Rossi
President and CEO

25

SCHEDULE A

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Franchise Holdings International, Inc.:

We have audited the accompanying balance sheet of Franchise Holdings International, Inc., a development stage company (“the Company”) as of September 30, 2014 and 2013, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, and for the period from March 12, 2001 (inception) through September 30, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franchise Holdings International, Inc., as of September 30, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, and for the period from March 12, 2001 (inception) through September 30, 2014 in conformity with generally accepted accounting principles in the United States of America.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

B F Borgers CPA PC

Lakewood, CO

December 16, 2014

F-2

Franchise Holdings International, Inc.

(A Development Stage Company)

Balance Sheets

	September 30,
	2014	2013

Cash	$309	$982

Total Assets	$309	$982

Liabilities and Shareholders’ Deficit
Liabilities:
Accounts payable	$2,435	$972
Total Liabilities	2,435	972

Commitments and Contingencies (Note 5)

Shareholders’ Equity/(Deficit) (Notes 2 and 3):

Common stock, $0.0001 par value; 20,000,000 shares authorized, 2,840,864 and 2,840,864 shares issued and outstanding, respectively	284	284
Additional paid-in capital	3,933,308	3,917,995
Accumulated deficit prior to development stage	(3,910,365)	(3,910,365)
Deficit accumulated during development stage	(25,353)	(7,904)

Total Shareholders’ Equity/(Deficit)	(2,126)	10

Total Liabilities and Shareholders’ Equity/(Deficit)	$309	$982

See accompanying notes to financial statements

F-3

Franchise Holdings International, Inc.

(A Development Stage Company)

Statements of Operations

	For The Years Ended		March 12, 2001(Inception) Through
	September 30,		September 30,
	2014	2013	2014

Revenue	$—	$—	$—

Operating expenses:
General and administrative	17,449	19,098	178,222
Operating loss	(17,449)	(19,098)	(178,222)

Other income (expense):
Gain on debt relief	—	—	388,095
Interest expense	—	—	(235,226)
Total other income (expense)	—	—	152,869

Loss before income tax	(17,449)	(19,098)	(25,353)

Provision for income tax (Note 4)	—	—	—

Net loss	$(17,449)	$(19,098)	$(25,353)

Basic and diluted loss per share	$(0.01)	$(0.01)

Weighted average number of common shares outstanding	2,840,864	2,840,864

See accompanying notes to financial statements

F-4

Franchise Holdings International, Inc.
(A Development Stage Company)
Statement of Changes in Shareholders' Equity/(Deficit)

					Accumulated	Equity
					Deficit	Accumulated
			Additional	Stock	Prior to	During
	Common Stock		Paid-In	Subscription	Development	Development
	Shares	Par Value	Capital	Receivable	Stage	Stage	Total

Balance, March 12, 2001 (inception of development stage)	90,861	$9	$3,562,331	$(15,000)	(3,910,365)	$—	$(363,025)

Net loss for period ended September 30, 2001	—	—	—	—	—	(27,487)	(27,487)
Balance, September 30, 2001	90,861	9	3,562,331	(15,000)	(3,910,365)	(27,487)	(390,512)

Net loss for year ended September 30, 2002	—	—	—	—	—	(60,100)	(60,100)
Balance, September 30, 2002	90,861	9	3,562,331	(15,000)	(3,910,365)	(87,587)	(450,612)

Fractional shares - reverse stock split	3	—	—	—	—	—	—

Debt relief - repurchase obligation	—	—	15,000	15,000	—	—	30,000

Compensatory stock issuances	2,750,000	275	2,475	—	—	—	2,750

Net loss for year ended September 30, 2003	—	—	—	—	—	(41,245)	(41,245)
Balance, September 30, 2003	2,840,864	284	3,579,806	—	(3,910,365)	(128,832)	(459,107)

Net loss for year ended September 30, 2004	—	—	—	—	—	(31,996)	(31,996)
Balance, September 30, 2004	2,840,864	284	3,579,806	—	(3,910,365)	(160,828)	(491,103)

Net loss for year ended September 30, 2005	—	—	—	—	—	(32,146)	(32,146)
Balance, September 30, 2005	2,840,864	284	3,579,806	—	(3,910,365)	(192,974)	(523,249)

Net loss for year ended September 30, 2006	—	—	—	—	—	(32,146)	(32,146)
Balance, September 30, 2006	2,840,864	284	3,579,806	—	(3,910,365)	(225,120)	(555,395)

Net loss for year ended September 30, 2007	—	—	—	—	—	(32,146)	(32,146)
Balance, September 30, 2007	2,840,864	284	3,579,806	—	(3,910,365)	(257,266)	(587,541)

F-5

Net loss for year ended September 30, 2008	—	—	—	—	—	(43,841)	(43,841)
Balance, September 30, 2008	2,840,864	284	3,579,806	—	(3,910,365)	(301,107)	(631,382)

Capital contributions by officer (Note 2)	—	—	270,989	—	—	—	270,989

Net loss for year ended September 30, 2009	—	—	—	—	—	360,318	360,318
Balance, September 30, 2009	2,840,864	284	3,850,795	—	(3,910,365)	59,211	(75)

Capital contributions by an officer and shareholders (Note 2)	—	—	12,744	—	—	—	12,744

Net loss for year ended September 30, 2010	—	—	—	—	—	(13,555)	(13,555)
Balance, September 30, 2010	2,840,864	284	3,863,539	—	(3,910,365)	45,656	(886)

Capital contributions by an officer and shareholders (Note 2)	—	—	12,792	—	—	—	12,792

Net loss for year ended September 30, 2011	—	—	—	—	—	(11,908)	(11,908)
Balance, September 30, 2011	2,840,864	284	3,876,331	—	(3,910,365)	33,748	(2)

Capital contributions by an officer and shareholders (Note 2)	—	—	21,344	—	—	—	21,344

Net loss for year ended September 30, 2012	—	—	—	—	—	(22,554)	(22,554)
Balance, September 30, 2012	2,840,864	$284	$3,897,675	$—	$(3,910,365)	$11,194	$(1,212)

Capital contributions by an officer and shareholders (Note 2)	—	—	20,320	—	—	—	20,320

Net loss for year ended September 30, 2013	—	—	—	—	—	(19,098)	(19,098)
Balance, September 30, 2013	2,840,864	$284	$3,917,995	$—	$(3,910,365)	$(7,904)	$10

Capital contributions by an officer and shareholders (Note 2) (unaudited)	—	—	15,313	—	—	—	15,313

Net loss for year ended September 30, 2014	—	—	—	—	—	(17,449)	(17,449)
Balance, September 30, 2014	2,840,864	$284	$3,933,308	$—	$(3,910,365)	$(25,353)	$(2,126)

See accompanying notes to financial statements

F-6

Franchise Holdings International, Inc.

(A Development Stage Company)

Statements of Cash Flows

	For The Years Ended		March 12, 2001(Inception) Through
	September 30,		September 30,
	2014	2013	2014
Cash flows (used in) operating activities:
Net income (loss)	$(17,449)	$(19,098)	$(25,353)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Amortization and depreciation	—	—	475
Stock-based compensation	—	—	2,750
Loss on fixed asset disposal	—	—	1,408
Gain on debt relief	—	—	(388,095)
Changes in operating assets and liabilities:
Bank overdraft	—	—	—
Accounts payable	1,463	(558)	21,311
Accrued expenses	—	—	233,519
Related party payables	—	—	87,431
Net cash provided by (used in) operating activities	(15,986)	(19,656)	(66,554)

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities:
Capital contributed by related parties	15,313	20,320	82,513
Notes payable - borrowings	—	—	10,000
Notes payable – payments	—	—	(25,650)

Net cash provided by (used in) financing activities	15,313	20,320	66,863

Net change in cash	(673)	664	309

Cash, beginning of period	982	318	—

Cash, end of period	$309	$982	$309

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$—	$—	$—
Interest	$—	$—	$—

See accompanying notes to financial statements

F-7

FRANCHISE HOLDINGS INTERNATIONAL, INC.

Footnotes to the Financial Statements

(1) Nature of Organization and Summary of Significant Accounting Policies

Nature of Organization

Franchise Holdings International, Inc. (referenced as “we”, “us”, “our” in the accompanying notes) was incorporated in the State of Nevada on April 2, 2003. FSGI Corporation was incorporated in the State of Florida on May 15, 1997, and in a reorganization on December 21, 1998 with another corporation named The Martial Arts Network On-Line, Inc. (originally incorporated in Florida on May 23, 1996) changed its name to TMAN Global.Com, Inc. Franchise Holdings International, Inc. and TMAN Global.Com, Inc. consummated a merger on April 30, 2003 whereby Franchise Holdings International, Inc. exchanged 1 common share for all the 90,861 outstanding common shares of TMAN Global.Com, Inc. The purpose of the transaction was a change of domicile. Pursuant to the merger terms, Franchise Holdings International, Inc. was the surviving corporation and TMAN Global.Com, Inc. ceased to exist. The accompanying financial statements include the activities of Franchise Holdings International, Inc. and its predecessor corporations. Currently we are engaged in evaluating franchise opportunities, and are considered to be in the development stage.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has a limited operating history and has suffered operating losses since Inception (March 12, 2001). These factors, among others, may indicate that the Company may be unable to continue as a going concern.

In recent years, we have relied upon our president and certain shareholders to contribute capital to maintain our limited operations (see Notes 2 and 3). There is no assurance that these loans will continue, or that we will be successful in raising the capital required to continue our operations.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and/or liabilities that might be necessary should we be unable to continue as a going concern. Our continuation as a going concern is dependent upon our ability to meet our obligations on a timely basis, and, ultimately to attaining profitability.

Development Stage Company

We are in the development stage in accordance with the Accounting and Reporting by Development Stage Enterprises Topic of the Financial Accounting Standards Board’s Accounting Standards Codification (FASB ASC) 915.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles permits management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-8

FRANCHISE HOLDINGS INTERNATIONAL, INC.

Footnotes to the Financial Statements

Cash and Cash Equivalents

We consider all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents. We had no financial instruments that qualified as cash equivalents at September 30, 2014 and 2013.

Fair Value of Financial Instruments

The carrying amounts of cash and current liabilities approximate fair value because of the short-term maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments.

The FASB ASC clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. It also requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant levels of inputs as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities.
Level 2:	Quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.
Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Earnings (Loss) per Common Share

We report earnings (loss) per share using a dual presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share excludes the impact of common stock equivalents. Diluted earnings (loss) per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. At September 30, 2014 and 2013, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

Income Taxes

We account for income taxes as required by the Income Tax Topic of the FASB ASC, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

We have analyzed filing positions in all of the federal and state jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company has identified its federal tax return and its state tax return in Colorado as “major” tax jurisdictions, as defined. We are not currently under examination by the Internal Revenue Service or any other jurisdiction. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded.

F-9

FRANCHISE HOLDINGS INTERNATIONAL, INC.

Footnotes to the Financial Statements

Fiscal Year-end

The Company operates on a September 30 year-end.

(2) Related Party Transactions

During the year ended September 30, 2014, our president and two shareholders contributed $15,313 to us for working capital to support our development stage operations. These contributions are included in the accompanying financial statements as Additional paid-in capital.

During the year ended September 30, 2013, our president and two shareholders contributed $20,320 to us for working capital to support our development stage operations. These contributions are included in the accompanying financial statements as Additional paid-in capital.

During the year ended September 30, 2012, our president and two shareholders contributed $21,344 to us for working capital to support our development stage operations. These contributions are included in the accompanying financial statements as Additional paid-in capital.

During the year ended September 30, 2011, our president and two shareholders contributed $12,792 to us for working capital to support our development stage operations. These contributions are included in the accompanying financial statements as Additional paid-in capital.

During the year ended September 30, 2010, our president and two shareholders contributed $12,744 to us for working capital to support our development stage operations. These contributions are included in the accompanying financial statements as Additional paid-in capital.

During the year ended September 30, 2009, an officer contributed $82,260 to us for working capital to support our development stage operations. In addition, the officer gave 26,000 shares of his own stock in Franchise Holdings International, Inc. to other debtors in settlement of $18,000 in stock subscriptions payable and $170,729 in notes payable, which the officer then contributed to capital. Total contributions of $270,989 are included in the accompanying financial statements as Additional paid-in capital.

(3) Notes Payable

At September 30, 2008, we had $271,759 in notes payable outstanding to non-related parties, currently due, bearing interest at rates from 10 to 12 percent per annum, and convertible into common stock at $1 to $3 per share. Accrued interest payable under the notes at September 30, 2008 was $238,580. During 2009, the noteholders agreed to cancel the conversion feature and settle their notes upon payment of cumulative settlement amounts totaling $25,650 in cash and 20,000 common shares. The note settlements were finalized in the first quarter of fiscal year September 30, 2009. An officer provided (out of his personal shares in Franchise Holdings International, Inc.) the 20,000 shares for the note settlement. Pursuant to the note settlement, the noteholders, who were owed a total of $510,339, were given 20,000 of the Company’s common shares (by an officer out of his personal holdings) in settlement of $170,729 and $25,650 in cash as full settlement, resulting in a gain on debt relief for the Company totaling $313,960.

In 2003, an $18,000 note with an automatic conversion feature was recorded as a stock subscription payable for 6,000 common shares upon conversion. During the year ended September 30, 2009, an officer provided (out of his personal shares in Franchise Holdings International, Inc.) the 6,000 shares to settle the stock subscription payable.

F-10

FRANCHISE HOLDINGS INTERNATIONAL, INC.

Footnotes to the Financial Statements

(4) Income Taxes

The Company has incurred net operating losses since inception resulting in a deferred tax asset, which has been fully allowed for; therefore, the net benefit and expense resulted in no income tax provision.

(5) Subsequent Events

We have evaluated the effects of all subsequent events from October 1, 2014 through December 17, 2014, the date the accompanying financial statements were available for use.

a) Change of Control

Eight shareholders (“Sellers”) of Franchise Holdings International, Inc. (the “Company”) and Truxmart, Inc. (the “Buyer”) entered into eight (8) separate Stock Purchase Agreements (the “Purchase Agreements”), pursuant to which Sellers would sell to the Buyer, and the Buyer would purchase from the Sellers, an aggregate of 2,300,000 shares of the Company common stock (the “Shares”). Such aggregate Shares represent 86.96% of the issued and outstanding shares of the Company’s common stock. The purchase occurred on November 7, 2014 (the “Closing Date”). The Buyer paid an aggregate $215,000 for the Shares using corporate funds.

b) Entry into a Definitive Acquisition Agreement

On December 16, 2014, Franchise Holdings International, Inc. (the Company) entered into a three party Definitive Share Exchange Agreement (the “Agreement”) to acquire all issued and outstanding shares of TruXmart Ltd. (The Company” or TruXmart”), an Ontario (Canada) corporation located at 1895 Clements Road, Suite 155, Pickering, Ontario CANADA L1W 3R8, for 37,700,000 shares of the Company (the “the Company Shares”), representing 92.9925914% of the outstanding shares of the Company (the “Share Exchange”), calculated post-issuance. The Agreement was with Steven Rossi (“Rossi”), the sole shareholder of TruXmart and with TruXmart. Prior to the Share Exchange, Rossi held all outstanding shares of TruXmart, consisting of 4,791 Class A common shares and TruXmart owned 2,300,000 common shares of the Company, representing an 80.961285% ownership stake in the Company. Pursuant to the Share Exchange, Rossi acquired from TruXmart, its 2,300,000 the Company common shares and an additional 37,700,000 shares of the Company from the Company, in exchange for all 4,791 outstanding common shares of TruXmart. As a result of this Agreement, the Company is filing this Form 8-K. Once the transaction is closed, TruXmart will become the wholly-owned subsidiary of the Company, with the Company holding all 4,791 outstanding shares of TruXmart common stock. As a result of this acquisition, the Company has adopted the fiscal year end of TruXmart, which is December 31.

F-11

SCHEDULE B

F-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

TruXmart Ltd.

Pickering, Ontario, Canada

We have audited the accompanying balance sheets of TruXmart Ltd. as of December 31, 2013 and 2012, and the related statements of operations, comprehensive loss and deficit, shareholder’s' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TruXmart Ltd. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ HJ & Associates, LLC

HJ & Associates, LLC

Salt Lake City, Utah

December 17, 2014

F-13

TruXmart Ltd.

Balance Sheets as at December 31, 2013 and 2012

	2013	2012
Assets
Current Assets
Cash and cash equivalents	$17,517	$8,677
Accounts receivable	30,233	48,989
Inventory (note 4)	155,005	113,222
Prepaid expenses and deposits	1,520	481
	204,275	171,369

Capital Assets (note 5)	229	438

Intangible Assets (note 6)	7,718	5,776

	$212,222	$177,583

Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$159,900	$102,443
Income taxes payable (note 11)	6,316	4,757
Shareholder loan (note 7)	-	19,040
	166,216	126,240

Shareholder's Equity

Share Capital (note 8)	100	100

Capital Surplus (note 10)	133,172	100,770

Cumulative Translation Adjustment	(2,429)	(1,625)

Deficit	(84,837)	(47,902)

	46,006	51,343

	$212,222	$177,583

The accompanying notes form an integral part of these financial statements.

F-14

TruXmart Ltd.

Statements of Operations, Comprehensive Loss and Deficit

For the years ended December 31, 2013 and 2012

	2013	2012

Sales	$465,812	$278,815

Cost of Goods Sold	347,749	159,845

Gross Profit	118,063	118,970

Expenses

Amortization	209	209
Bad debts	-	748
Bank charges and interest	2,671	2,824
Loss (gain) on foreign exchange	(5,852)	(915)
Office and general	52,395	73,748
Professional fees	1,398	2,410
Product development	659	2,041
Rent and utilities	16,325	19,661
Shipping and freight	51,243	35,596
Sales and marketing	34,023	14,368

	153,071	150,690

Loss before Income Taxes	(35,008)	(31,720)

Provision for Income Taxes	1,927	1,737

Net Loss for the year	(36,935)	(33,457)

Other Comprehensive Loss
Currency translation adjustment	(804)	(16)

Comprehensive Loss for the year	$(37,739)	$(33,473)

Deficit - beginning of year	$(47,902)	$(14,445)

Net Loss for the year	(36,935)	(33,457)

Deficit - end of year	$(84,837)	$(47,902)

The accompanying notes form an integral part of these financial statements.

F-15

TruXmart Ltd.

Statements of Shareholder's Equity

For the years ended December 31, 2013 and 2012

	Number of Common Shares	Issued Capital	Capital Surplus	Cumulative Translation Adjustment	Retained Earnings (Deficit)	Total Equity

Balance at January 1, 2012	100	$100	$50,551	$(1,609)	$(14,445)	$34,597

Fair value of services rendered by shareholder	-	-	50,219	-	-	50,219

Net loss for the year	-	-	-	-	(33,457)	(33,457)

Other comprehensive loss for the year	-	-	-	(16)	-	(16)

Balance at December 31, 2012	100	$100	$100,770	$(1,625)	$(47,902)	$51,243

Fair value of services rendered by shareholder	-	-	32,402	-	-	32,402

Net loss for the year	-	-	-	-	(36,935)	(36,935)

Other comprehensive loss for the year	-	-	-	(804)	-	(804)

Balance at December 31, 2013	100	$100	$133,172	$(2,429)	$(84,837)	$46,006

The accompanying notes form an integral part of these financial statements.

F-16

TruXmart Ltd.

Statements of Cash Flows

For the years ended December 31, 2013 and 2012

	2013	2012
Operating Activities

Comprehensive Loss for the year	$(37,739)	$(33,473)
Items not involving cash:
Amortization	209	209
Fair value of services rendered by shareholder	48,548	50,219

	11,018	16,955

Net changes in non-cash working capital:

Decrease (increase) in accounts receivable	18,756	(35,275)
Decrease (increase) in inventory	(41,783)	16,755
Decrease (increase) in prepaid expenses	(1,039)	227
Increase (decrease) in income taxes payable	1,559	1,804
Increase (decrease) in accounts payable and accrued liabilities	57,457	41,459

	34,950	24,970

Cash provided by operating activities	45,968	41,925

Investing Activities

Capital assets	-	-
Intangible assets	(1,942)	(5,776)

Cash used in investing activities	(1,942)	(5,776)

Financing Activities

Payments to related parties	(35,814)	(94,131)
Proceeds from related parties	628	62,308

Cash used in financing activities	(35,186)	(31,823)

Change in cash	8,840	4,326

Cash and cash equivalents - beginning of year	8,677	4,351

Cash and cash equivalents - end of year	$17,517	$8,677

The accompanying notes form an integral part of these financial statements.

F-17

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

1.	Nature of Operations

The Company was incorporated under the laws of the Ontario Business Corporations Act on December 13, 2011. The head office of the Company is located at 1895 Clements Road, Unit 155, Pickering, Ontario, Canada.

The Company designs and distributes truck tonneau covers in Canada and the United States.

2.	Basis of Presentation

a) Statement of Compliance

The Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") as issued by the Financial Accounting Standards Board ("FASB").

b) Basis of Measurement

The Company's financial statements have been prepared on the historical cost basis.

c) Functional and Presentation Currency

These financial statements are presented in United States Dollars. The functional currency of the Company is the Canadian Dollar.

d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3.	Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents includes cash on account and demand deposits with reputable financial institutions.

Inventory

Inventory is stated at the lower of cost and market, with cost being determined by the first-in, first-out (FIFO) basis. Cost includes the cost of materials plus direct labour applied to the product.

F-18

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

3.	Significant Accounting Policies (continued)

Revenue Recognition

Sales are recognized when products are shipped, with no right of return, and the title and risk of loss has passed to unaffiliated customers or when they are delivered based on the terms of the sale, there is persuasive evidence of an agreement, the price is fixed or determinable and collectibility is reasonably assured. Revenue related to shipping and handling costs billed to customers is included in net sales and the related shipping and handling costs are included in cost of products sold.

Capital Assets

Capital assets are recorded at cost and are amortized using the straight line method over the estimated useful lives:

Furniture and equipment	5 years
Computers	3 years

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income, and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the consolidated financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB ASC 740. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the positions will be sustained upon examination by the tax authorities.

Foreign Currency Translation

Transactions denominated in foreign currencies are initially recorded in the functional currency using exchange rates in effect at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using exchange rates prevailing at the end of the reporting period. All exchange gains and losses are included in the statement of operations and deficit.

For the purpose of presenting financial statements in United States Dollars, the assets and liabilities are expressed in United States Dollars using exchange rates prevailing at the end of the reporting period. Income and expense items are translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used. Exchange differences arising, if any, are recognized in other comprehensive loss and reported as cumulative translation adjustment in shareholder's equity.

F-19

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

3.	Significant Accounting Policies (continued)

Financial Instruments

Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) 825, Disclosures about Fair Value of Financial Instruments, requires disclosures of the fair value of financial instruments. The carrying value of the Company’s current financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and shareholder loan, approximates their fair values because of the short-term maturities of these instruments.

Measurement

The Company initially measures its financial instrument at fair value, except for certain non-arm's length transactions.

The Company subsequently measures all its financial assets and financial liabilities at amortized cost, except for investments in equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in earnings for the period in which they occur.

Financial assets measured at amortized cost include cash and cash equivalents and accounts receivable.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, and shareholder loan.

Impairment

Financial assets measured at cost are tested for impairment when there are indicators of impairment. The amount of the write-down is recognized in earnings for the period. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal is recognized in earnings for the period.

Transaction costs

The entity recognizes its transaction costs in net income in the period incurred. However, financial instruments that will not be subsequently measure at fair value are adjusted by the transaction costs that are directly attributable to their origination, issuance or assumption.

Impairment of Long-Lived Assets

A long-lived asset is tested for impairment whenever events or changes in circumstances indicate that its carrying value amount may not be recoverable. An impairment loss is recognized when the carrying amount of the asset exceeds the sum of the undiscounted cash flows resulting from its use and eventual disposition. The impairment loss is measured as the amount by which the carrying amount of the long-lived assets exceeds its fair value.

F-20

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

3.	Significant Accounting Policies (continued)

Related Party Transactions

All transactions with related parties are in the normal course of operations and are measured at the exchange amount.

Intangible Assets

The useful life of intangible assets is assessed as either finite or indefinite. Following the initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses, if any.

Intangible assets with finite useful lives are carried at cost less accumulated amortization. Amortization is calculated using the straight line method over the estimated useful lives.

Intangible assets with indefinite useful lives are not amortized, but are tested for impairment annually. The assessment of indefinite life is reviewed annually to determine whether the indefinite life continues to be supportable. If not, the change in useful life from indefinite to finite is made on a prospective basis. If impairment indicators are present, these assets are subject to an impairment review. Any loss resulting from impairment of intangible assets is expensed in the period the impairment is identified.

Recent Accounting Pronouncements

The Company has considered recent accounting pronouncements during the preparation of these financial statements and does not expect any recent accounting pronouncements to have a material effect on its financial statements.

4.	Inventory

Inventory is comprised of:

	2013	2012

Finished goods	$151,805	$110,148
Promotional items	1,168	1,168
Raw materials	2,032	1,906

	$155,005	$113,222

F-21

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

5.	Capital Assets

Major classes of capital assets are as follows:

	2013
	Cost	Accumulated Amortization	Net	2012 Net

Furniture and equipment	$202	$121	$81	$122
Computers	506	358	148	316

	$708	$479	$229	$438

6.	Intangible Assets

Intangible assets consist of costs incurred to establish the TruXmart Tri-Fold and Smart Fold patent technology. As at December 31, 2013, the patent is still pending and therefore has not been amortized during the period and no impairment charge has been recorded. The patent was issued August 26, 2014.

7.	Shareholder Loan

During the year ended December 31, 2011, the Company received funding from its shareholder and director for the purposes of purchasing inventory and funding working capital requirements. The loan had no specific terms of repayment and was non-interest bearing. During the year ended December 31, 2013, the loan was repaid in full.

8.	Share Capital

The Company is authorized to issue an unlimited number of Class A common shares. The holders of the Class A common shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company. All shares are ranked equally with regards to the Company's residual assets.

As at December 31, 2013, the Company's authorized, issued and outstanding share capital is as follows:

	2013	2012

100 Class A common shares	$100	$100

As at December 31, 2013, the Company's net loss per weighted average number of shares outstanding is as follows:

	2013	2012

Net loss for the year	$(36,935)	$(33,457)

Weighted average number of shares (basic and diluted)	100	100

Loss per weighted average share (basic and diluted)	$(369)	$(335)

F-22

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

9.	Related Party Transactions

During the year ended December 31, 2013, the Company recorded office and general expenses of $48,548 (2012 - $50,219) related to the fair market value of services rendered to the Company by its shareholder. Of this amount, $32,402 (2012 - $50,219) was charged to capital surplus and $16,146 (2012 - $Nil) was charged to the shareholder loan account.

10.	Capital Surplus

Balance - December 31, 2011	$50,551
Fair value of services rendered by shareholder	50,219

Balance - December 31, 2012	100,770
Fair value of services rendered by shareholder	32,402

Balance - December 31, 2013	$133,172

11.	Income Taxes

The income tax expense is reconciled per the schedule below:

	2013	2012

Net loss before income taxes	$(35,008)	$(31,720)

Fair value of services rendered by shareholder	48,548	50,219
Capital assets	55	(147)
Non-deductible portion of meals and entertainment	27	51
Other adjustments	(1,190)	(7,197)

Adjusted net income for tax purposes	12,432	11,206

Statutory rate	15.50%	15.50%

Provision for income taxes	$1,927	$1,737

12.	Financial Instruments

Credit Risk

The Company is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, the Company has adopted credit policies which include the analysis of the financial position of its customers and the regular review of their credit balances. The Company incurred bad debt expense of $-Nil during the year ended December 31, 2013 (2012 - $748).

F-23

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

12.	Financial Instruments (continued)

Currency Risk

The Company is exposed to currency risk on its sales and purchases denominated in Canadian Dollars. The Company actively manages these risks by adjusting its pricing to reflect currency fluctuations and purchasing foreign currency at advantageous rates.

As at December 31, 2013, cash includes 15,538 Canadian Dollars, accounts receivable includes 15,460 Canadian Dollars, accounts payable and accrued expenses include 45,442 Canadian Dollars and income taxes payable includes 6,718 Canadian Dollars.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company relies on cash flows generated from operations as well as injections of capital from its shareholder to settle its liabilities when they become due.

Interest Rate Risk

The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities.

Concentration of Supplier Risk

The Company purchases all of its inventory from one supplier source in Asia. The Company carries significant strategic inventories of these materials to reduce the risk associated with this concentration of suppliers. Strategic inventories are managed based on demand. To date, the Company has been able to obtain adequate supplies of the materials used in the production of its products in a timely manner from existing sources. The loss of this key supplier or a delay in shipments could have an adverse effect on its business.

Concentration of Customer Risk

The following table includes the percentage of the Company's sales to significant customers for the fiscal years ended December 31, 2013 and 2012. A customer is considered to be significant if they account for greater than 10% of the Company's annual sales.

	2013	2012

Customer A	25.6	8.8
Customer B	24.2	35.1
Customer C	15.8	-
Customer D	6.0	12.6

	71.6	56.5

The loss of any of these key customers could have an adverse effect on the Company's business.

F-24

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

13.	Evaluation of Subsequent Events

Subsequent to December 31, 2013, the Company:

a) Issued 4,691 Class A common shares of the Company, to is existing shareholder as settlement of debt due to the shareholder in the amount of $4,286 (4,691 Canadian Dollars)).

b) Entered into a License Agreement whereby the Company was granted an exclusive license under Patent Rights to make, use, offer for sale, import or sell a proprietary latching system developed and patented by the Company's shareholder (the "Licensor"). The License Agreement allows the Company to manufacture or sub-license the patented latching system and provide services utilizing the patented latching system within the United States and its territories and possessions and any foreign countries where Patent Rights exist. The License Agreement does not require the payment of license issue fees or royalties, however, the Company will be required to maintain any fees or costs associated to keep the patent active. The License Agreement will be in effect for the life of the last-to-expire patent or last-to-be-abandoned patent application licensed under this Agreement, whichever is later. The Company will have the right to terminate the Agreement in whole or as to any portion of Patent Rights at any time by giving such notice to the Licensor. Should the Company violate or fail to perform any term of this Agreement, the Licensor may give written notice of such default ("Notice of Default") to the Company. Should the Company fail to repair such default within sixty days, of the effective date of such notice, the Licensor will have the right to terminate the License Agreement and the licenses therein by a second written notice ("Notice of Termination") to the Company. If a Notice of Termination is sent to the Company, the License Agreement will automatically terminate on the effective date of such notice.

c) Entered into an agreement (the "Advisory Agreement") for the provision of corporate advisory services including, but not limited to, the completion of a Going Public Transaction. Pursuant to the Advisory Agreement, the Company will pay a monthly fee of 5,000 Canadian Dollars (the "Advisory Fee") until May 1, 2016 unless the Advisory Agreement is extended by mutual agreement of the parties. Payment of the Advisory Fee will be deferred until such time as a Going Public Transaction is completed and the Company raises not less than 400,000 Canadian Dollars in its sales of stock and/ or other securities. The Advisory Agreement can be terminated for any reason by either party with ninety days written notice submitted by the party requesting the cancellation. In the event that the cancellation is for cause, the notification period can be reduced to thirty days subject to certain procedural requirements as defined in the Advisory Agreement.

d) Acquired 2,300,000 common shares of Franchise Holdings International Inc. ("NH") from eight separate parties for aggregate consideration of $215,000. The purchase was funded through debt payable to a third-party. The debt is non-interest bearing and does not have any formal terms of repayment. However, the Company expects to re-pay the debt using proceeds from future sales in its stock and/or other securities following completion of a Going Public Transaction.

F-25

TruXmart Ltd.

Notes to the Financial Statements

For the years ended December 31, 2013 and 2012

13.	Evaluation of Subsequent Events (continued)

e) Entered into a Definitive Share Exchange Agreement (the "Share Exchange Agreement") with its sole shareholder and FNHI, whereby the Company's shareholder will exchange all of the issued and outstanding Class A common shares of the Company for 40,000,000 shares of FNHI's common stock (the "Share Exchange"). Following completion of the Share Exchange Agreement, the Company will become a wholly-owned subsidiary of FNHI, and the Company's shareholder will own 40,000,000 of the 40,540,864 issued and outstanding shares of FNHI's common stock representing an ownership interest of 98.6659%.

The Company has evaluated subsequent events through December 17, 2014, which is the date the financial statements were available to be issued.

F-26

Interim Financial Statements

TruXmart Ltd.

For the Nine Months Ended September 30, 2014 and 2013

INDEX

Balance Sheets	F-28

Statements of Operations and Other Comprehensive Loss	F-29

Statements of Cash Flows	F-30

Notes to the Interim Financial Statements	F-31

F-27

TruXmart Ltd.

Balance Sheets

	September 30, 2014	December 31, 2013
	(Unaudited)
Assets
Current Assets
Cash and cash equivalents	$40,522	$17,517
Accounts receivable	32,000	30,233
Inventory (note 4)	66,020	155,005
Prepaid expenses and deposits	48,141	1,520
	186,683	204,275

Capital Assets	73	229

Intangible Assets (note 5)	7,718	7,718

	$194,474	$212,222

Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$159,384	$159,900
Income taxes payable	5,808	6,316
Shareholder loan (note 6)	-	-
	165,192	166,216

Shareholder's Equity

Share Capital (note 7)	4,386	100

Capital Surplus	146,966	133,172

Cumulative Translation Adjustment	(7,354)	(2,429)

Deficit	(114,716)	(84,837)

	29,282	46,006

	$194,474	$212,222

The accompanying notes form an integral part of these financial statements.

F-28

TruXmart Ltd.

Statements of Operations and Other Comprehensive Loss

For the nine month periods ended September 30, 2014 and 2013

	2014	2013
	(Unaudited)	(Unaudited)

Sales	$484,218	$345,775

Cost of Goods Sold	343,956	260,898

Gross Profit	140,262	84,877

Expenses

Amortization	156	157
Bank charges and interest	2,620	2,170
Loss (gain) on foreign exchange	(11,228)	(1,443)
Office and general	36,072	39,699
Professional fees	42,989	(544)
Product development	4,738	659
Rent and utilities	11,712	12,324
Shipping and freight	60,486	33,039
Sales and marketing	22,596	28,543

	170,141	114,604

Loss before Income Taxes	(29,879)	(29,727)

Provision for Income Taxes	-	-

Net Loss for the period	(29,879)	(29,727)

Other Comprehensive Loss
Currency translation adjustment	(4,925)	(10)

Comprehensive Loss for the period	$(34,804)	$(29,737)

The accompanying notes form an integral part of these financial statements.

F-29

TruXmart Ltd.

Statements of Cash Flows

For the nine month periods ended September 30, 2014 and 2013

	2014	2013
	(Unaudited)	(Unaudited)
Operating Activities

Comprehensive Loss for the period	$(34,804)	$(29,737)
Items not involving cash:
Amortization	156	157
Fair value of services rendered by shareholder	34,265	36,411

	(383)	6,831

Net changes in non-cash working capital:

Decrease (increase) in accounts receivable	(1,767)	13,594
Decrease (increase) in inventory	88,985	44,966
Decrease (increase) in prepaid expenses	(46,621)	(68)
Increase (decrease) in income taxes payable	(508)	(163)
Increase (decrease) in accounts payable and accrued liabilities	(516)	(17,561)

	39,573	40,768

Cash provided by operating activities	39,190	47,599

Investing Activities

Intangible assets	-	(1,942)

Cash used in investing activities	-	(1,942)

Financing Activities

Payments to related parties	(22,406)	(23,049)
Proceeds from related parties	6,221	-

Cash used in financing activities	(16,185)	(23,049)

Change in cash	23,005	22,608

Cash and cash equivalents - beginning of period	17,517	8,677

Cash and cash equivalents - end of period	$40,522	$31,285

Significant Non-Cash Transactions Not Disclosed Above

Class A Common Shares issued for settlement of debt	$4,286	$-

The accompanying notes form an integral part of these financial statements.

F-30

TruXmart Ltd.

Notes to the Financial Statements

For the nine months ended September 30, 2014 and 2013

1.	Nature of Operations

The Company was incorporated under the laws of the Ontario Business Corporations Act on December 13, 2011. The head office of the Company is located at 1895 Clements Road, Unit 155, Pickering, Ontario, Canada.

The Company designs and distributes truck tonneau covers in Canada and the United States.

2.	Basis of Presentation

a) Statement of Compliance

The Company's interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") as issued by the Financial Accounting Standards Board ("FASB"). The Company's fiscal year end is December 31.

The interim consolidated financial statements have been prepared without audit in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Securities and Exchange Commission (“SEC”) Form 10-Q. They do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these unaudited interim condensed consolidated financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto for the year ended December 31, 2013.

The interim consolidated financial statements included herein are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company’s consolidated financial position as of September 30, 2014, the results of its operations for the nine months ended September 30, 2014 and 2013, and its consolidated cash flows for the nine months ended September 30, 2014 and 2013. The results of operations for the nine months ended September 30, 2014 are not necessarily indicative of the results to be expected for future quarters or the full year ending December 31, 2014.

b) Basis of Measurement

The Company's interim financial statements have been prepared on the historical cost basis.

c) Functional and Presentation Currency

These interim financial statements are presented in United States Dollars. The functional currency of the Company is the Canadian Dollar.

d) Use of Estimates

The preparation of interim financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F-31

TruXmart Ltd.

Notes to the Financial Statements

For the nine months ended September 30, 2014 and 2013

3.	Significant Accounting Policies

The accounting polices used in the preparation of these interim financial statements are consistent with those of the Company's audited financial statements for the year ended December 31, 2013.

4.	Inventory

Inventory is comprised of:

	September 30, 2014	December 31, 2013

Finished goods	$62,950	$151,805
Promotional items	1,026	1,168
Raw materials	2,044	2,032

	$66,020	$155,005

5.	Intangible Assets

Intangible assets consist of costs incurred to establish the TruXmart Tri-Fold and Smart Fold patent technology. The patent was issued August 26, 2014. No amortization has been recorded as of September 30, 2014 due to the immaterial amount.

6.	Shareholder Loan

During the period ended September 30, 2014, the Company received aggregate advances of $6,221 (2013 - $Nil) and made aggregate payments of $22,406 (2013 - $23,049) with its sole shareholder. The advances were non-interest bearing and payable on demand. Also during the period ended September 30, 2014, the Company issued 4,691 Class A common shares of the Company as settlement of debt owed to the shareholder (see note 7).

7.	Share Capital

The Company is authorized to issue an unlimited number of Class A common shares. The holders of the Class A common shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company. All shares are ranked equally with regards to the Company's residual assets.

During the period ended September 30, 2014, the Company issued 4,691 Class A common shares of the Company to settle debt of 4,691 Canadian Dollars ($4,286) owed to the Company's shareholder.

F-32

TruXmart Ltd.

Notes to the Financial Statements

For the nine months ended September 30, 2014 and 2013

7.	Share Capital (continued)

As at September 30, 2014 and December 31, 2013, the Company's authorized, issued and outstanding share capital is as follows:

	2014	2013

4,791 Class A common shares (2013 - 100)	$4,386	$100

As at September 30, 2014 and 2013 the Company's net loss per weighted average number of shares outstanding is as follows:

	2014	2013

Net loss for the period	$(29,879)	$(29,727)

Weighted average number of shares (basic and diluted)	2,677	100

Loss per weighted average share (basic and diluted)	$(11)	$(297)

8.	Related Party Transactions

During the period ended September 30, 2014, the Company recorded office and general expenses of $34,265 (2013 - $36,411) related to the fair market value of services rendered to the Company by its shareholder. Of this amount, $13,794 (2013 - $32,402) was charged to capital surplus and $20,471 (2013 - $4,009) was charged to the shareholder loan account.

9.	Financial Instruments

Credit Risk

The Company is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, the Company has adopted credit policies which include the analysis of the financial position of its customers and the regular review of their credit balances. The Company incurred bad debt expense of $Nil during the period ended September 30, 2014 (2013 - $Nil).

Currency Risk

The Company is exposed to currency risk on its sales and purchases denominated in Canadian Dollars. The Company actively manages these risks by adjusting its pricing to reflect currency fluctuations and purchasing foreign currency at advantageous rates.

As at September 30, 2014, cash includes 14,116 Canadian Dollars, accounts receivable includes 11,710 Canadian Dollars, accounts payable and accrued expenses include 44,268 Canadian Dollars and income taxes payable includes 6,505 Canadian Dollars.

F-33

TruXmart Ltd.

Notes to the Financial Statements

For the nine months ended September 30, 2014 and 2013

9.	Financial Instruments (continued)

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company relies on cash flows generated from operations as well as injections of capital from its shareholder to settle its liabilities when they become due.

Interest Rate Risk

The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities.

Concentration of Supplier Risk

The Company purchases all of its inventory from one supplier source in Asia. The Company carries significant strategic inventories of these materials to reduce the risk associated with this concentration of suppliers. Strategic inventories are managed based on demand. To date, the Company has been able to obtain adequate supplies of the materials used in the production of its products in a timely manner from existing sources. The loss of this key supplier or a delay in shipments could have an adverse effect on its business.

10.	License Agreement

During the period ended September 30, 2014, the Company entered into a License Agreement whereby the Company was granted an exclusive license under Patent Rights to make, use, offer for sale, import or sell a proprietary latching system developed and patented by the Company's shareholder (the "Licensor"). The License Agreement allows the Company to manufacture or sub-license the patented latching system and provide services utilizing the patented latching system within the United States and its territories and possessions and any foreign countries where Patent Rights exist. The License Agreement does not require the payment of license issue fees or royalties, however, the Company will be required to maintain any fees or costs associated to keep the patent active. The License Agreement will be in effect for the life of the last-to-expire patent or last-to-be-abandoned patent application licensed under this Agreement, whichever is later. The Company will have the right to terminate the Agreement in whole or as to any portion of Patent Rights at any time by giving such notice to the Licensor. Should the Company violate or fail to perform any term of this Agreement, the Licensor may give written notice of such default ("Notice of Default") to the Company. Should the Company fail to repair such default within sixty days, of the effective date of such notice, the Licensor will have the right to terminate the License Agreement and the licenses therein by a second written notice ("Notice of Termination") to the Company. If a Notice of Termination is sent to the Company, the License Agreement will automatically terminate on the effective date of such notice.

F-34

TruXmart Ltd.

Notes to the Financial Statements

For the nine months ended September 30, 2014 and 2013

11.	Commitments

During the period ended September 30, 2014, the Company entered into an agreement (the "Advisory Agreement") for the provision of corporate advisory services including, but not limited to, the completion of a Going Public Transaction. Pursuant to the Advisory Agreement, the Company will pay a monthly fee of 5,000 Canadian Dollars (the "Advisory Fee") until May 1, 2016 unless the Advisory Agreement is extended by mutual agreement of the parties. Payment of the Advisory Fee will be deferred until such time as a Going Public Transaction is completed and the Company raises not less than 400,000 Canadian Dollars in its sales of stock and/ or other securities. The Advisory Agreement can be terminated for any reason by either party with ninety days written notice submitted by the party requesting the cancellation. In the event that the cancellation is for cause, the notification period can be reduced to thirty days subject to certain procedural requirements as defined in the Advisory Agreement.

12.	Evaluation of Subsequent Events

Subsequent to September 30, 2014, the Company:

a) Acquired 2,300,000 common shares of Franchise Holdings International Inc. ("NH") from eight separate parties for aggregate consideration of $215,000. The purchase was funded through debt payable to a third-party. The debt is non-interest bearing and does not have any formal terms of repayment. However, the Company expects to re-pay the debt using proceeds from future sales in its stock and/ or other securities following completion of a Going Public Transaction.

b) Entered into a Definitive Share Exchange Agreement (the "Share Exchange Agreement") with its sole shareholder and FNHI, whereby the Company's shareholder will exchange all of the issued and outstanding Class A common shares of the Company for 40,000,000 shares of FNHI's common stock (the "Share Exchange"). Following completion of the Share Exchange Agreement, the Company will become a wholly-owned subsidiary of FNHI, and the Company's shareholder will own 40,000,000 of the 40,540,864 issued and outstanding shares of FNHI's common stock representing an ownership interest of 98.6659%.

The Company has evaluated subsequent events through December 17, 2014, which is the date the financial statements were available to be issued.

F-35

SCHEDULE C.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the reverse acquisition transaction (the "Reverse Acquisition") between Franchise Holdings International Inc. ("FNHI") and TruXmart Ltd. ("TruXmart"). In the Reverse Acquisition, FNHI is required to issue 37,700,000 shares of its common stock to the sole shareholder of TruXmart in exchange for all of the issued and outstanding Class A common shares of TruXmart, which resulted in TruXmart becoming a wholly-owned subsidiary of FNHI. As owners and management of TruXmart have voting and operating control of FNHI following the Reverse Acquisition, the transaction is accounted for as a reverse acquisition.

The unaudited pro forma consolidated financial statements presented below are prepared by applying the acquisition method of accounting to a business combination that is a reverse acquisition. Pro forma adjustments which give effect to certain transactions occurring as a direct result of the Reverse Acquisition are described in the accompanying unaudited notes presented on the following pages. The accompanying unaudited pro forma consolidated statement of operations and other comprehensive loss for the year ended December 31, 2013, and the nine months ended September 30, 2014, present the combined results of operations as if the Reverse Acquisition had occurred on January 1, 2013. The unaudited pro forma consolidated balance sheet as at December 31, 2013 is prepared as though the Reverse Acquisition occurred on December 31, 2013. The unaudited pro forma consolidated balance sheet as September 30, 2014 is prepared as though the Reverse Acquisition occurred on September 30, 2014.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had FNHI and TruXmart been a combined company during the specified periods. The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, TruXmart's audited financial statements for the years ended December 31, 2013 and 2012, TruXmart's unaudited interim financial statements for the nine month period ended September 30, 2014, FNHI's audited financial statements for the year ended September 30, 2014, FNHI's audited financial statements for the year ended September 30, 2013 as included in its Annual Report on Form 10-K for the year ended September 30, 2013, FNHI's unaudited interim financial statements for the quarter ended December 31, 2013 as included in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2013, and FNHI's unaudited interim financial statements for the quarter ended December 31, 2012 as included in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2012.

F-36

Franchise Holdings International Inc.

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2013

	Franchise Holdings International Inc. December 31, 2013 (Unaudited)	TruXmart Ltd. December 31, 2013	Pro Forma Adjustments	Note	Pro Forma Consolidated

Assets
Current Assets
Cash and cash equivalents	$510	$17,517	$-		$18,027
Accounts receivable	-	30,233	-		30,233
Inventory	-	155,005	-		155,005
Prepaid expenses and deposits	-	1,520	-		1,520
	510	204,275	-		204,785

Capital Assets	-	229	-		229
Intangible Assets	-	7,718	-		7,718
	$510	$212,222	$-		$212,732

Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$6,904	$159,900	$-		$166,804
Income taxes payable	-	6,316	-		6,316
	6,904	166,216	-		173,120

Equity
Share Capital	284	100	(100)	1(b)
			3,770	1(c)	4,054
Capital Surplus	3,918,495	133,172	(19,223)	1(a)
			(3,899,272)	1(b)
			(10,348)	1(b)	122,824

Cumulative Translation Adjustment	-	(2,429)	-		(2,429)
Deficit	(3,925,173)	(84,837)	19,223	1(a)
			3,905,950	1(b)	(84,837)
	(6,394)	46,006	-		39,612
	$510	$212,222	$-		$212,732

F-37

Franchise Holdings International Inc.

Unaudited Pro Forma Consolidated Balance Sheet as at September 30, 2014

	Franchise Holdings International Inc. September 30, 2014 (Unaudited)	TruXmart Ltd. September 30, 2014 (Unaudited)	Pro Forma Adjustments	Note	Pro Forma Consolidated

Assets
Current Assets
Cash and cash equivalents	$327	$40,522	$-		$40,849
Accounts receivable	-	32,000	-		32,000
Inventory	-	66,020	-		66,020
Prepaid expenses and deposits	-	48,141	-		48,141
	327	186,683	-		187,010

Capital Assets	-	73	-		73
Intangible Assets	-	7,718	-		7,718
	$327	$194,474	$-		$194,801

Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$2,435	$159,384	$-		$161,819
Income taxes payable	-	5,808	-		5,808
	2,435	165,192	-		167,627

Equity
Share Capital	284	4,386	(4,386)	2(b)
			3,770	2(c)	4,054
Capital Surplus	3,933,308	146,966	(10,527)	2(a)
			(3,922,781)	2(b)
			(1,776)	2(b)	145,190

Cumulative Translation Adjustment	-	(7,354)	-		(7,354)
Deficit	(3,935,700)	(114,716)	10,527	2(a)
			3,925,173	2(b)	(114,716)
	(2,108)	29,282	-		27,174
	$327	$194,474	$-		$194,801

F-38

Franchise Holdings International Inc.

Unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the year ended December 31, 2013

	Franchise Holdings International Inc. December 31, 2013 (Unaudited)	TruXmart Ltd. December 31, 2013	Pro-Forma Adjustments	Note	Pro-Forma Consolidated

Sales	$-	$465,812	$-		$465,812

Cost of Goods Sold	-	347,749	-		347,749

Gross Profit	-	118,063	-		118,063

Expenses

Amortization	-	209	-		209
Bad debts	-	-	-		-
Bank charges and interest	-	2,671	-		2,671
Loss (gain) on foreign exchange	-	(5,852)	-		5,852

Office and general	19,223	52,395	(19,223)	1(a)	52,395
Professional fees	-	1,398	-		1,398
Product development	-	659	-		659
Rent and utilities	-	16,325	-		16,325

Shipping and freight	-	51,243	-		51,243
Sales and marketing	-	34,023	-		34,023

	19,223	153,071	(19,223)		153,071

Loss before Income Taxes	(19,223)	(35,008)	19,223		(35,008)

Provision for Income Taxes	-	1,927	-		1,927

Net Loss for the year	(19,223)	(36,935)	19,223		(36,935)

Other Comprehensive Loss
Currency translation adjustment	-	(804)	-		(804)

Comprehensive Loss for the year	$(19,223)	$(37,739)	$19,223		$(37,739)

Net Loss per Share Basic and diluted					$-

Weighted Average Number of common shares outstanding					$40,540,864

F-39

Franchise Holdings International Inc.

Unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine month period ended September 30, 2014

	Franchise Holdings International Inc. September 30, 2014 (Unaudited)	TruXmart Ltd. September 30, 2014 (Unaudited)	Pro-Forma Adjustments	Note	Pro-Forma Consolidated

Sales	$-	$484,218	$-		$484,218

Cost of Goods Sold	-	343,956	-		343,956

Gross Profit	-	140,262	-		140,262

Expenses

Amortization	-	156	-		156
Bank charges and interest	-	2,620	-		2,620
Loss (gain) on foreign exchange	-	(11,228)	-		11,228

Office and general	10,527	36,072	(10,527)	2(a)	36,072
Professional fees	-	42,989	-		42,989
Product development	-	4,738	-		4,738
Rent and utilities	-	11,712	-		11,712

Shipping and freight	-	60,486	-		60,486
Sales and marketing	-	22,596	-		22,596

	10,527	170,141	(10,527)		170,141

Loss before Income Taxes	(10,527)	(29,879)	10,527		(29,879)

Provision for Income Taxes	-	-	-		-

Net Loss for the year	(10,527)	(29,879)	10,527		(29,879)

Other Comprehensive Loss
Currency translation adjustment	-	(4,925)	-		(4,925)

Comprehensive Loss for the year	$(10,527)	$(34,804)	$10,527		$(34,804)

Net Loss per Share Basic and diluted					$-

Weighted Average Number of common shares outstanding					40,540,864

F-40

Franchise Holdings International Inc.

Notes to the Unaudited Pro-Forma Consolidated Financial Statements

1.	Pro Forma Adjustments as at December 31, 2013

The following adjustments were recorded to present the unaudited pro forma consolidated balance sheet as at December 31, 2013, as though the Reverse Acquisition occurred on December 31, 2013:

(a)	To reverse the expenses of FNHI incurred during the year ended December 31, 2013.

(b)	To reverse the balances in the shareholders' equity accounts of FNHI as at December 31, 2013.

(c)

To reflect the par value of the 40,540,864 common shares issued and outstanding following the completion of the Reverse Acquisition. The balance of the value of consideration transferred in excess of the par value of $0.001 per share is charged to Capital Surplus.

2.	Pro Forma Adjustments as at September 30, 2014

The following adjustments were recorded to present the unaudited pro forma consolidated balance sheet as at September 30, 2014 as though the Reverse Acquisition occurred on September 30, 2014:

(a)	To reverse the expenses of FNHI incurred during the nine month period ended September 30, 2014.

(b)	To reverse the balances in the shareholders' equity accounts of FNHI as at September 30, 2014.

(c)

To reflect the par value of the 40,540,864 common shares issued and outstanding following the completion of the Reverse Acquisition. The balance of the value of consideration transferred in excess of the par value of $0.001 per share is charged to Capital Surplus.

3.	Pro Forma Basic and Diluted Loss Per Common Share

Pro forma basic and diluted loss per common share is based on the weighted average number of common shares which would have been outstanding during the period if the Revere Acquisition had occurred at January 1, 2013.

F-41

SCHEDULE D

F-42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Franchise Holdings International, Inc.

Vaughan, Ontario, Canada

We have audited the accompanying consolidated balance sheets of Franchise Holdings International, Inc. as of December 31, 2014 and 2013 and the related consolidated statements of operations, comprehensive loss and deficit, stockholders' equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Franchise Holdings International, Inc. as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ HJ & Associates, LLC

HJ & Associates, LLC

Salt Lake City, Utah

April 13, 2015

F-43

Franchise Holdings International, Inc.

Balance Sheets as at December 31, 2014 and 2013

	2014	2013

Assets
Current Assets
Cash and cash equivalents	$155,735	$17,517
Accounts receivable	26,394	30,233
Inventory (note 4)	88,766	155,005
Prepaid expenses and deposits	6,102	1,520

Total Current Assets	276,997	204,275

Capital Assets	-	229

Intangible Assets, Net (note 5)	7,589	7,718

Total Assets	$284,586	$212,222

Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$286,467	$159,900
Income taxes payable (note 9)	5,551	6,316

Total Current Liabilities	292,018	166,216

Shareholder's Equity (Deficit)

Share Capital (note 6)	284	-

Capital Surplus (note 8)	140,850	133,193

Cumulative Translation Adjustment	28,842	(2,429)

Share Subscriptions Payable (note 6)	386,770	79

Accumulated Deficit	(564,178)	(84,837)

Total Shareholder's Equity (Deficit)	(7,432)	46,006

Total Liabilities and Shareholder's Equity (Deficit)	$284,586	$212,222

The accompanying notes form an integral part of these financial statements.

F-44

Franchise Holdings International, Inc.

Statements of Operations, Comprehensive Loss and Deficit

For the years ended December 31, 2014 and 2013

	2014	2013

Sales	$593,004	$465,812

Cost of Goods Sold	435,401	347,749

Gross Profit	157,603	118,063

Expenses

Amortization of capital assets	157	209
Amortization of intangible assets	129	-
Bank charges and interest	3,736	2,671
Loss on disposal of capital assets	72	-
Loss (gain) on foreign exchange	8,147	(5,852)
Office and general	47,687	52,395
Professional fees	93,284	1,398
Product development	4,932	659
Rent and utilities	15,019	16,325
Shipping and freight	75,474	51,243
Sales and marketing	88,468	34,023
Transaction costs	299,839	-

	636,944	153,071

Loss before Income Taxes	(479,341)	(35,008)

Provision for Income Taxes	-	1,927

Net Loss for the year	(479,341)	(36,935)

Other Comprehensive Income (Loss)
Currency translation adjustment	31,271	(804)

Comprehensive Loss for the year	$(448,070)	$(37,739)

The accompanying notes form an integral part of these financial statements.

F-45

Franchise Holdings International, Inc.

Statements of Shareholders' Equity

For the years ended December 31, 2014 and 2013

	Number of Common Shares	Issued Capital	Capital Surplus	Cumulative Translation Adjustment	Share Subscriptions Payable	Retained Earnings (Deficit)	Total Equity

Balance at January 1, 2013	100	$-	$100,791	$(1,625)	$79	$(47,902)	$51,343

Fair value of services rendered by shareholder	-	-	32,402	-	-	-	32,402

Net loss for the year	-	-	-	-	-	(36,935)	(36,935)

Other comprehensive loss for the year	-	-	-	(804)	-	-	(804)

Balance at December 31, 2013	100	-	133,193	(2,429)	79	(84,837)	46,006

Issuance of common shares as settlement of debt	4,691	-	595	-	3,691	-	4,286

Effects of Reverse Takeover Transaction (note 1)	2,836,073	284	(7,248)	-	-	-	(6,964)

Subscription proceeds for shares yet to be issued	-	-	-	-	383,000	-	383,000

Fair value of services rendered by shareholder	-	-	14,310	-	-	-	14,310

Net loss for the year	-	-	-	-	-	(479,341)	(479,341)

Other comprehensive loss for the year	-	-	-	31,271	-	-	31,271

Balance at December 31, 2014	2,840,864	$284	$140,850	$28,842	$386,770	$(564,178)	$(7,432)

The accompanying notes form an integral part of these financial statements.

F-46

Franchise Holdings International, Inc.

Statements of Cash Flows

For the years ended December 31, 2014 and 2013

	2014	2013

Operating Activities

Net Loss for the year	$(479,341)	$(36,935)

Items not involving cash flows from operating activities:
Transaction costs	299,839	-
Items not involving cash:
Amortization of capital assets	157	209
Amortization of intangible assets	129	-
Loss on disposal of capital assets	72	-
Fair value of services rendered by shareholder	45,269	48,548
	(133,875)	11,822

Net changes in non-cash working capital:

Decrease (increase) in accounts receivable	3,839	18,756
Decrease (increase) in inventory	66,239	(41,783)
Decrease (increase) in prepaid expenses	(4,582)	(1,039)
Increase (decrease) in income taxes payable	(765)	1,559
Increase (decrease) in accounts payable and accrued liabilities	37,498	57,457
	102,229	34,950

Cash provided by (used in) operating activities	(31,646)	46,772

Investing Activities

Cash received upon completion of Reverse Acquisition
Transaction	1,552	-
Transaction costs	(215,000)	-
Intangible assets	-	(1,942)
Cash used in investing activities	(213,448)	(1,942)

Financing Activities

Share subscriptions payable	383,000	-
Payments to related parties	(37,231)	(35,814)
Proceeds from related parties	6,272	628
Cash provided by (used in) financing activities	352,041	(35,186)

Effects of Foreign Currency Translation	31,271	(804)

Change in cash	138,218	8,840

Cash and cash equivalents - beginning of year	17,517	8,677

Cash and cash equivalents - end of year	$155,735	$17,517

The accompanying notes form an integral part of these financial statements.

F-47

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

1.	Nature of Operations and Reverse Acquisition Transaction

Franchise Holdings International, Inc. (the "Company") was incorporated in the State of Nevada on April 2, 2003. FSGI Corporation was incorporated in the State of Florida on May 15, 1997, and in a reorganization on December 21, 1998 with another corporation named The Martial Arts Network On-Line, Inc. (originally incorporated in Florida on May 23, 1996) changed its name to TMAN Global.Com, Inc. Franchise Holdings International, Inc. and TMAN Global.Com, Inc. consummated a merger on April 30, 2003 whereby Franchise Holdings International, Inc. exchanged 1 common share for all the 90,861 outstanding common shares of TMAN Global.Com, Inc. The purpose of the transaction was a change of domicile. Pursuant to the merger terms, Franchise Holdings International, Inc. was the surviving corporation and TMAN Global.Com, Inc. ceased to exist.

During the year ended December 31, 2014, the Company completed a reverse acquisition transaction (the "Reverse Acquisition") with TruXmart Ltd. ("TruXmart") a company located at 1895 Clements Road, Unit 155, Pickering, Ontario, Canada. TruXmart designs and distributes truck tonneau covers in Canada and the United States. Prior to the completion of the Reverse Acquisition, TruXmart owned 2,300,000 shares of the Company, representing an 80.96% ownership stake in the Company. Pursuant to the Reverse Acquisition, the sole shareholder of TruXmart acquired the 2,300,000 shares from TruXmart and an additional 37,700,000 shares of the Company from the Company in exchange for all 4,791 Class A common shares of TruXmart. Following completion of the Reverse Acquisition, the former sole shareholder of TruXmart will own 40,000,000 of the 40,540,864 issued and outstanding shares of the Company, as of December 31, 2014, which would have represented a 98.67% ownership stake in the Company. As at December 31, 2014, the Company had yet to issue the 37,700,000 shares of its common stock as the Company is in the process of increasing its authorized share capital to allow it to issue such number of shares. To account for the effects of the Reverse Acquisition, the Company has retroactively restated amounts within certain components of Shareholders' Equity (Deficit) on the balance sheet as at December 31, 2013 to reflect the share subscriptions payable and the par value of the shares of the common stock of the Company issued in connection with the Reverse Acquisition to the shares of TruXmart outstanding as at December 31, 2013.

During the year ended December 31, 2014, the Company incurred transaction costs of $299,839 which are included in the net loss and comprehensive loss for the year. As at December 31, 2014, $215,000 of the expenses have been paid in cash and the remaining $84,839 are included in accounts payable and accrued liabilities as they will be paid subsequent to December 31, 2014.

The transaction has been accounted for as a reverse acquisition, as owners and management of TruXmart have voting and operating control of the Company following completion of the Reverse Acquisition.

The accompanying financial statements include the activities of Franchise Holdings International, Inc., its predecessor corporations and TruXmart.

F-48

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

2.	Basis of Presentation

a) Statement of Compliance

The Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") as issued by the Financial Accounting Standards Board ("FASB").

The comparative figures shown throughout these consolidated financial statements are the historical results of TruXmart. The Company has retroactively restated amounts within certain components of Shareholders' Equity (Deficit) on the balance sheet as at December 31, 2013 to account for the Reverse Acquisition as disclosed in note 1.

b) Basis of Measurement

The Company's financial statements have been prepared on the historical cost basis.

c) Functional and Presentation Currency

These financial statements are presented in United States Dollars. The functional currency of the Company is the Canadian Dollar.

d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3.	Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents includes cash on account and demand deposits with reputable financial institutions.

Inventory

Inventory is stated at the lower of cost and market, with cost being determined by the first-in, first-out (FIFO) basis. Cost includes the cost of materials plus direct labour applied to the product.

Revenue Recognition

Sales are recognized when products are shipped, with no right of return, and the title and risk of loss has passed to unaffiliated customers or when they are delivered based on the terms of the sale, there is persuasive evidence of an agreement, the price is fixed or determinable and collectibility is reasonably assured. Revenue related to shipping and handling costs billed to customers is included in net sales and the related shipping and handling costs are included in cost of products sold.

F-49

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

3.	Significant Accounting Policies (continued)

Capital Assets

Capital assets are recorded at cost and are amortized using the straight line method over the estimated useful lives:

Furniture and equipment	5 years
Computers	3 years

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income, and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the consolidated financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB ASC 740. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the positions will be sustained upon examination by the tax authorities.

Foreign Currency Translation

Transactions denominated in foreign currencies are initially recorded in the functional currency using exchange rates in effect at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using exchange rates prevailing at the end of the reporting period. All exchange gains and losses are included in the statement of operations and deficit.

For the purpose of presenting financial statements in United States Dollars, the assets and liabilities are expressed in United States Dollars using exchange rates prevailing at the end of the reporting period. Income and expense items are translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used. Exchange differences arising, if any, are recognized in other comprehensive loss and reported as cumulative translation adjustment in shareholder's equity.

F-50

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

3.	Significant Accounting Policies (continued)

Financial Instruments

Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) 825, Disclosures about Fair Value of Financial Instruments, requires disclosures of the fair value of financial instruments. The carrying value of the Company’s current financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and shareholder loan, approximates their fair values because of the short-term maturities of these instruments.

Measurement

The Company initially measures its financial instrument at fair value, except for certain non-arm's length transactions.

The Company subsequently measures all its financial assets and financial liabilities at amortized cost, except for investments in equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in earnings for the period in which they occur.

Financial assets measured at amortized cost include cash and cash equivalents and accounts receivable.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, and shareholder loan.

Impairment

Financial assets measured at cost are tested for impairment when there are indicators of impairment. The amount of the write-down is recognized in earnings for the period. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal is recognized in earnings for the period.

Transaction costs

The entity recognizes its transaction costs in net income in the period incurred. However, financial instruments that will not be subsequently measure at fair value are adjusted by the transaction costs that are directly attributable to their origination, issuance or assumption.

Impairment of Long-Lived Assets

A long-lived asset is tested for impairment whenever events or changes in circumstances indicate that its carrying value amount may not be recoverable. An impairment loss is recognized when the carrying amount of the asset exceeds the sum of the undiscounted cash flows resulting from its use and eventual disposition. The impairment loss is measured as the amount by which the carrying amount of the long-lived assets exceeds its fair value.

F-51

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

3.	Significant Accounting Policies (continued)

Related Party Transactions

All transactions with related parties are in the normal course of operations and are measured at the exchange amount.

Intangible Assets

The useful life of intangible assets is assessed as either finite or indefinite. Following the initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses, if any.

Intangible assets with finite useful lives are carried at cost less accumulated amortization. Amortization is calculated using the straight line method over the estimated useful lives.

Intangible assets with indefinite useful lives are not amortized, but are tested for impairment annually. The assessment of indefinite life is reviewed annually to determine whether the indefinite life continues to be supportable. If not, the change in useful life from indefinite to finite is made on a prospective basis. If impairment indicators are present, these assets are subject to an impairment review. Any loss resulting from impairment of intangible assets is expensed in the period the impairment is identified.

Recent Accounting Pronouncements

The Company has considered recent accounting pronouncements during the preparation of these financial statements and does not expect any recent accounting pronouncements to have a material effect on its financial statements.

4.	Inventory

Inventory is comprised of:

	2014	2013

Finished goods	$79,527	$151,805
Promotional items	6,023	1,168
Raw materials	3,216	2,032

	$88,766	$155,005

F-52

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

5.	Intangible Assets

Intangible assets consist of costs incurred to establish the TruXmart Tri-Fold and Smart Fold patent technology. The patent was issued August 26, 2014. The patent will be amortized on a straight-line basis over its useful life of 25 years.

	2014
	Cost	Accumulated Amortization	Net	2013 Net

Patent	$7,718	$129	$7,589	$7,718

6.	Share Capital

The Company is authorized to issue 20,000,000 shares of its common stock with a par value of $0.0001. All shares are ranked equally with regards to the Company's residual assets.

During the year ended December 31, 2014, the Company received subscriptions for 2,775,360 shares of its common stock for proceeds of $383,000. As at December 31, 2014, the shares had yet to be issued and the full amount of the proceeds has been included in share subscriptions payable. Subsequent to the year ended December 31, 2014, the Company had issued 2,413,041 of the common shares.

As at December 31, 2014, the Company's net loss per weighted average number of shares outstanding is as follows:

	2014	2013

Net loss for the year	$(479,341)	$(36,935)

Weighted average number of shares (basic and diluted)	125,801	100

Loss per weighted average share (basic and diluted)	$(4)	$(369)

7.	Related Party Transactions

During the year ended December 31, 2014, the Company recorded office and general expenses of $45,269 (2013 - $48,548) related to the fair market value of services rendered to the Company by its shareholder. Of this amount, $14,310 (2013 - $32,402) was charged to capital surplus and $30,959 (2013 - $16,146) was charged to the shareholder loan account.

F-53

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

8.	Capital Surplus

Balance - December 31, 2012	$100,791
Fair value of services rendered by shareholder	32,402

Balance - December 31, 2013	133,193
Issuance of common shares as settlement of debt	595
Effects of the Reverse Acquisition Transaction	(7,248)
Fair value of services rendered by shareholder	14,310

Balance - December 31, 2014	$140,850

F-54

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

9.	Income Taxes

The income tax expense is reconciled per the schedule below:

	2014	2013

Net loss before income taxes	$(479,341)	$(35,008)

Fair value of services rendered by shareholder	45,269	48,548
Capital assets	(72)	55
Non-deductible portion of meals and entertainment	17	27
Transaction costs	233,738	-
Other adjustments	-	(1,190)
Adjusted net income (loss) for tax purposes	(200,389)	12,432

Statutory rate	23.61%	15.50%

	(47,306)	1,927
Valuation allowance	47,306	-
Provision for (recovery of) income taxes	$-	$1,927

b) Deferred Income Tax Assets

The tax effects of temporary differences that give rise to the deferred income tax assets at December 31, 2014 and 2013 are as follows:

	2014	2013

Non-capital loss carry forwards	$47,312	$-
Transaction costs	45,597	-
	92,909	-
Deferred tax assets not recognized	(92,909)	-

Net expected deferred income tax recovery	$-	$-

F-55

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

10.	Financial Instruments

Credit Risk

The Company is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, the Company has adopted credit policies which include the analysis of the financial position of its customers and the regular review of their credit balances. The Company incurred bad debt expense of $Nil during the year ended December 31, 2014 (2013 - $Nil).

Currency Risk

The Company is exposed to currency risk on its sales and purchases denominated in Canadian Dollars. The Company actively manages these risks by adjusting its pricing to reflect currency fluctuations and purchasing foreign currency at advantageous rates.

As at December 31, 2014, cash includes 24,706 Canadian Dollars, accounts receivable includes 11,721 Canadian Dollars, accounts payable and accrued expenses include 223,340 Canadian Dollars and income taxes payable includes 6,439 Canadian Dollars.

F-56

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

10.	Financial Instruments (continued)

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company relies on cash flows generated from operations, as well as injections of capital through the issuance of the Company's capital stock to settle its liabilities when they become due. Subsequent to December 31, 2014, the Company received subscriptions for 2,027,535 shares of the Company's common stock for proceeds of $279,800.

Interest Rate Risk

The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities.

Concentration of Supplier Risk

The Company purchases all of its inventory from one supplier source in Asia. The Company carries significant strategic inventories of these materials to reduce the risk associated with this concentration of suppliers. Strategic inventories are managed based on demand. To date, the Company has been able to obtain adequate supplies of the materials used in the production of its products in a timely manner from existing sources. The loss of this key supplier or a delay in shipments could have an adverse effect on its business.

Concentration of Customer Risk

The following table includes the percentage of the Company's sales to significant customers for the fiscal years ended December 31, 2014 and 2013. A customer is considered to be significant if they account for greater than 10% of the Company's annual sales.

	2014	2013

Customer A	-	25.6%
Customer B	24.6%	24.2%
Customer C	47.3%	15.8%

	71.9%	65.6%

The loss of any of these key customers could have an adverse effect on the Company's business.

F-57

Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

11.	Commitments

a) During the year ended December 31, 2014, the Company entered into a License Agreement whereby the Company was granted an exclusive license under Patent Rights to make, use, offer for sale, import or sell a proprietary latching system developed and patented by the Company's shareholder (the "Licensor"). The License Agreement allows the Company to manufacture or sub-license the patented latching system and provide services utilizing the patented latching system within the United States and its territories and possessions and any foreign countries where Patent Rights exist. The License Agreement does not require the payment of license issue fees or royalties, however, the Company will be required to maintain any fees or costs associated to keep the patent active. The License Agreement will be in effect for the life of the last-to-expire patent or last-to-be-abandoned patent application licensed under this Agreement, whichever is later. The Company will have the right to terminate the Agreement in whole or as to any portion of Patent Rights at any time by giving such notice to the Licensor. Should the Company violate or fail to perform any term of this Agreement, the Licensor may give written notice of such default ("Notice of Default") to the Company. Should the Company fail to repair such default within sixty days, of the effective date of such notice, the Licensor will have the right to terminate the License Agreement and the licenses therein by a second written notice ("Notice of Termination") to the Company. If a Notice of Termination is sent to the Company, the License Agreement will automatically terminate on the effective date of such notice.

b) During the year ended December 31, 2014, the Company entered into an agreement (the "Advisory Agreement") for the provision of corporate advisory services including, but not limited to, the completion of a Going Public Transaction. Pursuant to the Advisory Agreement, the Company will pay a monthly fee of 5,000 Canadian Dollars (the "Advisory Fee") until May 1, 2016 unless the Advisory Agreement is extended by mutual agreement of the parties. Payment of the Advisory Fee will be deferred until such time as a Going Public Transaction is completed and the Company raises not less than 400,000 Canadian Dollars in its sales of stock and/ or other securities. The Advisory Agreement can be terminated for any reason by either party with ninety days written notice submitted by the party requesting the cancellation. In the event that the cancellation is for cause, the notification period can be reduced to thirty days subject to certain procedural requirements as defined in the Advisory Agreement.

12.	Evaluation of Subsequent Events

Subsequent to December 31, 2014, the Company:

a) Received subscriptions for 2,027,535 shares of the Company's common stock for proceeds of $279,800. As of the date of these financial statements, the Company had issued 578,261 of the common shares.

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Franchise Holdings International, Inc.

Notes to the Financial Statements

For the years ended December 31, 2014 and 2013

12.	Evaluation of Subsequent Events (continued)

b) Entered into a License Agreement whereby the Company was granted an exclusive license under Patent Rights to make, use, offer for sale, import or sell a proprietary latching system developed and patented by the Company's shareholder (the "Licensor"). The License Agreement allows the Company to manufacture or sub-license the patented latching system and provide services utilizing the patented latching system within the United States and its territories and possessions and any foreign countries where Patent Rights exist. The License Agreement does not require the payment of license issue fees or royalties, however, the Company will be required to maintain any fees or costs associated to keep the patent active. The License Agreement will be in effect for the life of the last-to-expire patent or last-to-be-abandoned patent application licensed under this Agreement, whichever is later. The Company will have the right to terminate the Agreement in whole or as to any portion of Patent Rights at any time by giving such notice to the Licensor. Should the Company violate or fail to perform any term of this Agreement, the Licensor may give written notice of such default ("Notice of Default") to the Company. Should the Company fail to repair such default within sixty days, of the effective date of such notice, the Licensor will have the right to terminate the License Agreement and the licenses therein by a second written notice ("Notice of Termination") to the Company. If a Notice of Termination is sent to the Company, the License Agreement will automatically terminate on the effective date of such notice.

b) Issued 60,000 shares of the Company's common stock pursuant to a settlement agreement with a vendor.

The Company has evaluated subsequent events through April 13, 2015, which is the date the financial statements were available to be issued.

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